FTI Funds
                               Semi-Annual Report
                                To Shareholders
                                  May 31, 1999

FTI Funds

FTI Large Capitalization Growth and Income Fund

FTI Large Capitalization Growth Fund

FTI International Equity Fund

FTI Small Capitalization Equity Fund

FTI Bond Fund

FTI Municipal Bond Fund


Edgewood Services, Inc.
Distributor



Cusip 302927801 LCGIF
Cusip 302927702 LCGF
Cusip 302927207 IEF
Cusip 302927108 SCEF
Cusip 302927603 BF
Cusip 302927504 MBF
G01710-01 (7/99)


President's Message
-------------------------------------------------------------------------------


Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for FTI Funds. This Report covers the activity of the first half of the Funds' fiscal year, which is the six-month period from December 1, 1998 through May 31, 1999. Also included is information on four additions to the FTI Funds family that began operations on December 11, 1998.

This six-month review begins with commentaries by each Fund's portfolio manager covering economic and market conditions and their impact on Fund performance and strategy. Following the commentaries, the Funds' holdings and financial statements are disclosed.

At the end of the reporting period, FTI Large Capitalization Growth and Income Fund was invested in 32 equity securities of primarily large capitalization companies. The Fund's securities are chosen with the goal of attaining income from both dividends and capital gains of long-term positions. During the initial period of the Fund's operation, from December 11, 1998 through May 31, 1999, the Fund produced a total return of 7.11%* through income totaling $0.01 per share and an increase in net asset value from $10.00 to $10.70. At the end of the reporting period, assets totaled $95.6 million.

FTI Large Capitalization Growth Fund gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have a record of growth in price and earnings--and we believe have strong potential to continue that growth. At the end of the reporting period, the Fund's portfolio included such household names as America Online, AT&T, Bank of America, CBS, General Electric, Home Depot, Intel, Microsoft and Pfizer. During the initial period of the Fund's operation, from December 11, 1998 through May 31, 1999, the Fund produced a total return of 3.80%* and its net asset value increased from $10.00 to $10.38. At the end of the reporting period, Fund assets totaled $27.2 million.

Reflecting weakness in the European stock market, FTI International Equity Fund's portfolio of international stocks produced a flat total return of 0.29%* and an increase in net asset value from $13.85 to $13.89.** On the last day of the reporting period, portfolio holdings in Japan (22.9%) and the United Kingdom (20%) represented the Fund's largest country commitments. Assets totaled $73.5 million at the end of the reporting period.

FTI Small Capitalization Equity Fund is managed to pursue a high level of growth through a diversified portfolio of small company stocks. During the reporting period, the small capitalization market*** recorded positive gains, and FTI Small Capitalization Equity Fund achieved a total return of 13.42%* as the net asset value rose from $13.26 to $15.04. The Fund's net assets totaled $55.7 million at the end of the reporting period.

  * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
 ** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
*** Small cap stocks have historically experienced greater volatility than average.

-------------------------------------------------------------------------------


On May 31, 1999, FTI Bond Fund's portfolio of income-producing investments was diversified among U.S. Treasury securities (43.8%), corporate bonds (28.7%), collateralized mortgage obligations (11.8%), preferred stocks (7%), mortgage backed securities (5.5%) and repurchase agreements (2.2%). During the initial period of the Fund's operation, from December 11, 1998 through May 31, 1999, the Fund paid income totaling $0.27 per share. Reflecting weak bond market returns due to rising interest rates, the Fund produced a total return of -0.09%* as the net asset value declined from $10.00 to $9.72. At the end of the reporting period, Fund assets totaled $70.6 million.

FTI Municipal Bond Fund helps tax-sensitive investors pursue income,+ free of federal income tax, through a portfolio of bonds issued by U.S. municipalities. During the initial period of its operation, from December 11, 1998 through May 31, 1999, the Fund paid tax-free income totaling $0.18 per share. The Fund achieved a flat total return of 0.11%* as the net asset value decreased from $10.00 to $9.83 due to rising interest rates. Fund assets reached $66.7 million on the last day of the reporting period.

Thank you for putting your investments to work in key financial markets through the diversification and professional management of the growing FTI Funds family. We look forward to keeping you informed on the details of the Funds and providing the highest level of service possible.

Sincerely,
Edward C. Gonzales
President
July 15, 1999

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
+ Income may be subject to the federal alternative minimum tax and state and local taxes.


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FTI Large Capitalization Growth and Income Fund

Performance

It was difficult for a diversified portfolio invested for the long term in leading growth companies to sustain a high total return without frequent, costly trading. Our emphasis on long-term growth continues. The FTI Large Capitalization Growth and Income Fund, however, as previous reports noted, was not static, and changes increased exposure to enduring economic trends supporting promising growth.

                                                           Cumulative
                                                         Total Return*
                  Information as of 5/31/99             Since Inception+
       -----------------------------------------------  ----------------
       FTI Large Capitalization Growth and Income Fund        7.11%
       +Inception date is December 11, 1998
       Standard & Poor's 500 Index**                         12.26%

May 1999 Semi-Annual Market Review

The rate cuts by the Federal Reserve Board (the "Fed") last fall following Russian default on some private debt set the markets up for recovery this year. Underlying growth had never really faltered, but with the added stimulus of lower interest rates and liberal money growth, investors correctly calculated that U.S. Gross Domestic Product (GDP) growth above 4% was more than a possibility. Market leadership early this year changed dramatically from less than fifty growth companies, to more economically cyclical firms, such as paper and metals. The Dow Jones Industrial Average,** long a laggard to the broader Standard & Poor's 500 Index, began to lead, confirming this change.

Outside the U.S., Japanese authorities began taking serious steps to reform the banks and thereby restart their beleaguered economy. Euro-zone governments showed a willingness to allow more vigorous corporate restructuring. These events suggest that business conditions in Europe and Asia have stopped declining. Lower interest rates in the U.S. and early reports of GDP growth at 4% for the first quarter increased the possibility of a synchronized global boom. It is little surprise that on June 17, 1999, Fed Chairman Alan Greenspan said in Congressional testimony, "While this stellar noninflationary economic expansion still appears remarkably stress free on the surface, there are developing imbalances that give us pause and raise the question: Do these imbalances place our economic expansion at risk?" Indeed, markets anticipated his caution and sold off bonds, thereby raising interest rates among long dated maturities by 20%.

Investment Outlook and Strategy

The Fund's investment emphasis on technology and financial services companies continues and represented approximately 47% of the portfolio on May 31, 1999 (based on net assets). Technology enables a rise in productivity, while financial companies are growing in response to the increasing cohort of older Americans in need of insurance, banking and other services.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Dow Jones Industrial Average represents share prices of select blue chip industrial corporations as well as public utility and transportation companies. These indexes are unmanaged, and investments cannot be made in an index.


-------------------------------------------------------------------------------


A solid long-term performance rests upon holding sizeable positions of leading companies in business sectors benefiting from durable demographic and economic trends. Currently, the ten largest investments comprise approximately 40% of the Fund's portfolio (based on net assets). Prompt sales of companies with deteriorating outlooks sustain a positive long-term return--for example Compaq, First Union, Texas Utilities and Florida Power. We selectively increased exposure to technology: Corning (fiber optic cable), MCI WorldCom (digital and voice communications), and Lexmark (printers and supplies) and exploited improving industry fundamentals, such as Marsh & McLennan Companies, which should benefit from firming insurance premium rates.


-------------------------------------------------------------------------------

FTI Large Capitalization Growth Fund

Performance

The key element of this semi-annual performance review is the month of April 1999. Through the first quarter of the year, FTI Large Capitalization Growth Fund was only slightly underperforming the Standard & Poor's 500 Index ("S&P 500")* by about 1%. During the month of April 1999, however, the Fund underperformed the S&P 500 by more than 6%. The cause of this is outlined in the comments below. As a result of this one-month period, the Fund's performance as of May 31, 1999 continues to lag that of its benchmark. Most managers with a similar style reported that this was a difficult period, and though a level of comfort can be gained by viewing the Fund against its peers, our benchmark is of paramount importance. Thus, it is our intention to keep managing the Fund with the performance of the S&P 500 in mind.

                                                Cumulative
                                              Total Return**
            Information as of 5/31/99        Since Inception+
       ------------------------------------  ----------------
       FTI Large Capitalization Growth Fund        3.80%
       +Inception date is December 11, 1998
       S&P 500 Index                              12.26%

May 1999 Semi-Annual Market Review

The story behind the first half of this year is a simple--and painful-- one: the broadening of the equity markets to embrace the cyclical/value stocks that of late had been significantly out of favor. Fiduciary is, by style choice, a growth equity investment firm. As such, the Fund did not hold the cyclical/value names that produced the exceptionally strong performance in the month of April 1999. This extremely abrupt change, especially in the U.S. markets, is unprecedented.

Importantly, it should be noted that the first quarter was really a continuation of the strong growth seen in late 1998. Indeed, the backdrop for the economy continues to be strong. It was only in the month of April 1999 that the impact of this style change was visible. While the Fund was definitely hurt by this movement, we are not yet sure that this trend is here to stay and remain confident that the names that are held represent some of the best stocks in their respective sectors.

Performance of selected industry groups further highlights the unusually abrupt shift in April 1999. As growth equity investors by philosophy, our weightings in the technology and healthcare areas are significant at approximately 26% and 12% of the portfolio, respectively (based on net assets). In April 1999, these two sectors each underperformed the S&P 500 by more than 7%, while traditional cyclical sectors such as basic materials, transportation and capital goods outperformed by 28%, 12% and 9%, respectively. A view of these sectors on a

 * The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.
** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.



-------------------------------------------------------------------------------

year-to-date basis as of the end of March 1999--or just a few weeks earlier than this shift--provides a dramatically different scenario, with these same cyclical sectors heavily out of favor. April 1999 saw the best one-month performance by this group of cyclical stocks in the past 50 years. While we were looking for a broadening of the market, the abruptness of the shift was a surprise, and the impact on the portfolio can clearly be seen.

While our investment style of growth stock investing remains unchanged, we are positioning the Fund to lessen exposure to the stocks with higher price to earnings (P/E) ratios that have recently faltered due to sharply higher bond yields. In their place, we are adding to those selected capital goods stocks that offer solid growth potential, many of which are names we already hold in the portfolio. We remain confident that the sectors we do hold in the Fund that have recently pulled back, such as technology and drug/healthcare, remain fundamentally solid with exceptional long-term growth prospects.

Investment Outlook and Strategy

The background of approximately 3.5% or slightly more Gross Domestic Product growth, very moderate inflation and better earnings is very positive. The main question is, are P/E multiples too high? With the S&P 500 at 25 times this year's earnings, indications are that these multiples are about 4 times the average stock growth rate. While this does suggest that one exercise a healthy degree of caution regarding high P/Es, we are confident in the names we own. We believe that the Federal Reserve Board is going to enact a preventive rate hike, which is now fully anticipated by the market and thus should be a positive tonic for the newly skittish investor. Corporate profits look to be better than expected, productivity improvements are still attainable and restructuring gains are not over. In general, we continue to feel positive about the markets and the Fund's positioning within this environment.



-------------------------------------------------------------------------------

FTI International Equity Fund

Performance

FTI International Equity Fund ended May 1999 with an NAV per unit of $13.89 and total assets of $73.5 million. The investment returns for FTI International Equity Fund versus the Morgan Stanley Capital International Europe, Australia, and Far East Index ("MSCI EAFE")* are shown below. The Fund underperformed the benchmark by 3.71% over the past six months; it was attributable to losses from currency hedges, as the yen further strengthened last December, as well as from stock selection in the United Kingdom and Europe. Most of the stock picking weakness was due to the sharp and sudden correction in global growth stocks during April 1999, as investors reacted to signs of a worldwide growth recovery by buying cyclical value stocks. Our slightly overweight positions in Asia Pacific and Latin America partially offset the negative contribution from United Kingdom and European stock selection. (Note: all returns herein refer to MSCI indices and are in U.S. dollars, unless otherwise noted)

                                                                  Annualized
                                                                    Since
            Information as of 5/31/99        6 Months** 1 Year** Inception**+
       ------------------------------------  ---------- -------- ------------
       FTI International Equity Fund           0.29%     -9.88%     10.94%
       +Inception date is December 22, 1995
       MSCI EAFE                               4.00%      4.36%      8.53%

May 1999 Semi-Annual Market Review

Foreign economies' ability to recover from last October's depression-like sentiment has been the biggest surprise in international markets over the past six months, enabling international equities to register a 4.2% gain. While international economic growth is hardly robust, the bias has clearly shifted to the upside. It is no surprise that Asian markets, showing signs of economic recovery after having suffered for almost eighteen months, outperformed in this environment (+15.3%). Looking briefly at Europe, the Euro's less than stellar debut (falling 11% versus the dollar due primarily to relative growth prospects in the two regions) led to weak performance from European shares, which were essentially flat over the past six months. No overview would be complete without mentioning the Brazilian devaluation that occurred in January 1999. The actual event came as little surprise to international investors. What caught investors off-guard was the turnaround that occurred in the ensuing months. By maintaining fiscal discipline, and with inflation kept in control, the government was able to reduce interest rates from 45% to 25%, thereby providing fuel for the rallies that spread across Latin American equity markets (+15.4%).

 * MSCI EAFE is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far Eastern stock markets. This index is unmanaged, and investments cannot be made in an index.
** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.



-------------------------------------------------------------------------------

Our decision to significantly increase the portfolio's Japanese exposure during the end of last year and the first quarter of this year was rewarded, as Japanese shares increased 14.6% over the past six months. As the government's fiscal stimulus package and bank rescue plan were implemented, and as more Japanese companies announced shareholder-friendly restructuring plans, investor sentiment turned strongly positive. The markets were surprised with the release of the first quarter Gross Domestic Product data, showing the Japanese economy expanded at a 7.9% annualized growth rate. Though close inspection of the data reveals that most of the growth was due to government spending and one-off seasonal distortions, the economy does appear to have bottomed and could be positioned for a recovery in 2000. As the financial health of the banking system was strengthened, the banking sector outperformed significantly over the past six months. As we increased the portfolio's weight in Japan, we diversified the portfolio by adding domestic exposure in defensive sectors (cellular telecom and pharmaceutical) as well as more economic-sensitive areas (banking, building, and restructuring plays).

Keeping pace with their Japanese counterparts, Asian (ex-Japan) equities delivered gains of 15.3% over the past six months, with the previously beaten down Asian emerging markets delivering even stronger returns (+35.6%). A confluence of events led to the outperformance of Asian shares over the period. Strong U.S. economic growth rejuvenated the technology export sectors in Taiwan, Singapore, and Korea. As currencies began to stabilize, governments were able to reduce interest rates by 3% to 4%, helping to revive residential property markets in Hong Kong and Singapore. The virtuous circle was completed as consumer sentiment rebounded. The portfolio participated in the Asian rebound, primarily through holdings in Hong Kong and Singapore financials.

Investment Outlook and Strategy

Our aggressive move into Japan was vindicated by the strong performance in that market over the past few quarters. While evidence of a full-scale economic recovery remains scant, a commitment from the government, the Bank of Japan, and Japanese corporations to turning the ship appears to be in place. We maintain our relatively high exposure to Japan, only awaiting clearer signs of an accelerating economic recovery before further increasing exposure. The Asian recovery seems to be gaining momentum (barring any significant U.S. interest rate increases); thus our bias going forward will be to increase our exposure to emerging markets in the region. Looking at Latin America, we anticipate maintaining our focus on Mexican shares, as the Mexican economy continues to benefit from economic strength in the U.S., the destination for 80% of Mexican exports. Finally, nascent signs of a return to growth in the United Kingdom and Europe are leading us to marginally shift toward a greater emphasis on cyclicals in those regions, focusing on growth companies benefiting from secular trends in their businesses, yet tied to the pick-up in economic activity.



Investment Review
-------------------------------------------------------------------------------

FTI Small Capitalization Equity Fund
Performance

Small capitalization stocks rebounded relative to large capitalization stocks during the last few months of the current period. The Russell 2000 Growth Index returned 16.87% versus 12.60% for the Standard & Poor's 500 Index ("S&P 500") from December 1, 1998 through May 31, 1999.* The FTI Small
Capitalization Equity Fund returned 13.42% for the reporting period.**

Our positions in selected technology, telecommunication, and Internet stocks assisted performance for the reporting period. Within the technology sector, we focused on several cellular phone-related companies and high-quality software stocks. Our exposure in the telecommunication industry centered on the increasing need to transmit large amounts of data across networks. Within the Internet industry, we maintained positions in security, advertising and Web site testing companies. During the last few months, the consumer discretionary sector lost some of its momentum. Longer term, this sector has been one of the strongest performing sectors in the Russell 2000 Growth Index and the Fund. Within that sector, our positions in for-profit adult education and niche temporary help companies detracted from performance.

May 1999 was a particularly difficult month in the small capitalization high growth sector. The high quality service companies in the consumer area were affected by profit taking, as were the software stocks and the biotech and healthcare stocks affected by fears of Y2K problems and future cash flow problems. The healthcare sector also felt the pressure of an uncertain future regulatory environment. None of these problems have materialized, and the stocks have rebounded from their May lows. We believe that this underperformance was a one-month phenomenon, and feel that the remainder of fiscal 1999 should be profitable for the small cap high growth sector. The stocks continue to be undervalued relative to other domestic investments, and the portfolio is broadly based and not dependent on any one sector for performance. The Fund continues to have an out-performance of 2.6% since inception over its benchmark index, the Russell 2000 Growth Index.

                                                                  Annualized
                                                                    Since
            Information as of 5/31/99        6 Months** 1 Year** Inception**+
       ------------------------------------  ---------- -------- ------------
       FTI Small Capitalization Equity Fund    13.42%     3.94%     13.43%
       +Inception date is December 22, 1995
       Russell 2000 Growth Index               16.87%     3.77%      9.97%

May 1999 Semi-Annual Market Review

The period of December 1, 1998 through May 31, 1999 resembled a boxing match between the reigning champion, Large Cap Growth stocks, and the contender, Small Cap Growth stocks. For this six-month round, Small Cap stocks pulled no punches and earned the right to wear the champion belt.


 * The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indexes are unmanaged, and investments cannot be made in an index.
** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.


-------------------------------------------------------------------------------

As we noted in the November 1998 report to our shareholders, April through September 1998 was a challenging time for small capitalization stocks. Deteriorating events overseas and political scandal in the U.S. led to the stock market's virtual abandonment of small cap stocks. Russia's debt default, Japan's banking reform delay, continued emerging markets' meltdowns, the effective collapse of a prominent hedge fund and President Clinton's scandal overwhelmed investors.

However, small cap growth stocks were rejuvenated in December 1998. The Russell 2000 Growth Index returned 9.04% for the month versus 5.82% for the S&P 500. Initially, investors surmised that December 1998 was setting the stage for a possible first quarter 1999 rally. Sentiment had improved, and investors were taking note of the compelling investment opportunities offered by small cap stocks. However, December turned out to be a temporary false start.

The first three months of 1999 were reminiscent of most of 1998. The large cap stock market managed to overcome numerous obstacles during the quarter, including the impeachment trial, a run-up in market interest rates as inflation worries temporarily surfaced, an increase in oil prices as OPEC flexed its muscle, and the intensifying war in Kosovo. Despite these formidable hurdles, investors deemed the U.S. large cap market a safe haven relative to overseas stock markets and other asset classes. As such, global investors funneled money into the largest and perceived "safest" stocks in the U.S., leading to an S&P 500 return of 5.0%. Index funds captured a large percentage of these inflows, which intensified the lack of market breadth. Due to lack of investor demand, the Russell 2000 Growth Index lagged with a return of -1.7%.

Of course, in the stock market, leaders are constantly challenged. Asset classes rotate in and out of the capital market's spotlight. Small cap growth stocks handily outperformed large cap stocks in April and May 1999 by enough of a margin (in addition to December's strong showing) to return 16.9% for the full six-month reporting period versus a return of 12.60% for the S&P 500.

What caused the small cap victory? The small cap market had reached an extreme state of undervaluation relative to the large cap market. In fact, relative valuations are still at 40-year lows. For example, the table below illustrates that the Russell 2000 Growth Index is selling at a price to earnings (P/E) ratio of 15.8 times in anticipation of 28.7% earnings growth in 2000. The S&P 500 has a P/E ratio that actually exceeds its expected growth for 2000. (It should also be noted that most market strategists are actually anticipating 9%-10% earnings growth for the S&P 500.)

             Compelling Valuations of Small Capitalization Stocks

                                                 Projected Earnings
                                  Price/Earnings    Growth Rate
                                   (Year 2000)      (Year 2000)
                                  -------------- ------------------
       Russell 2000 Growth Index      15.8X             28.7%
       S&P 500 Index                  21.3X             16.5%

Source: I/B/E/S (bottom-up Wall Street consensus estimates)

Investors took heed of the bargain-basement prices of these small cap stocks. In addition, two major catalysts propelled small cap stocks from investors' neglect into the capital market's spotlight: 1) the large capitalization market's abrupt shift from growth to value stocks; and 2) a deluge of small cap mergers and acquisitions.



-------------------------------------------------------------------------------

Firstly, in April 1999 investors shifted substantial large cap money away from growth stocks into value stocks based on valuations and increased confidence in the global economy. As investors stepped back to reevaluate their large cap portfolio structure, they also exploited the compelling opportunities available in the small cap market. Historically, when investors gain increased confidence in the global economy and the earnings of cyclical companies, small cap stocks perform well.


Secondly, institutional strategic investors such as merchant banks, large companies and leveraged buyout firms took heed of small cap opportunities. According to Merrill Lynch & Co., 200 small cap mergers and acquisitions transpired during the first four months of 1999. As these large, sophisticated investors swallowed up entire small cap companies, the interests of other investors were piqued, and small cap stock price appreciation resulted.

Investment Outlook and Strategy

We are confident that the equity market will return to trading on traditional, time-tested fundamentals and provide small capitalization growth stocks with the recognition, respect, and return potential that they have received in the past. Small cap stock valuation measures, relative to large cap stocks, remain at 30% average discounts to their long-term averages despite strong earnings growth prospects and numerous exciting growth stories. In fact, small cap growth relative valuations sit at 40-year lows, creating unprecedented opportunities for patient investors.

Clearly, small cap stocks are positioning themselves to challenge the current market leadership. In the long term, price appreciation is a result of earnings growth. If that axiom holds in 1999, small cap growth stocks may continue to lead the market.

The small companies included in the Fund provide you with exposure to strong earnings growth, entrepreneurial high-quality management teams, dynamic new products and reasonable relative valuations. Over past long-term cycles, these types of companies have rewarded investors. Of course, past performance does not guarantee future results, and small cap stocks carry higher risks than large cap stocks.




-------------------------------------------------------------------------------

FTI Bond Fund

Performance

FTI Bond Fund generated a total return of -0.09% for the period since inception through May 31, 1999.* The Fund's performance benefited from its overweight in the mortgage and corporate sectors, especially from lower quality corporate securities, which received a boost from the strong equity market and renewed investor confidence following the 1998 global financial crisis. Positive news on the merger and acquisition front aided two of our holdings during the reporting period, Newcourt Credit Group and KN Energy, as their credit ratings are expected to be upgraded. The success of the largest corporate deal ever, AT&T's $8 billion three-tranche offering, was the clear highlight of the corporate market during the reporting period. The Fund's mortgage exposure to securities with low prepayment risk and stable average life provided solid performance during a period of rising overall yields.

                                                  Cumulative
                                                Total Return*
             Information as of 5/31/99         Since Inception+
       --------------------------------------  ----------------
       FTI Bond Fund                                -0.09%
       +Inception date is December 11, 1998
       Lehman Brothers Aggregate Bond Index**       -1.10%

May 1999 Semi-Annual Market Review

Interest rates rose sharply during the reporting period as the Treasury yield curve moved higher to reflect an economy that continues to grow well above trend, a mild pickup in inflation pressures and a Federal Reserve Board (the "Fed") leaning toward raising rates. Thirty-year Treasury yields rose from 5.03% to 5.83%, 10-year yields rose from 4.62% to 5.62% while 2-year yields rose from 4.46% to 5.41%.

On the back of the 6% plus pace in fourth quarter 1998 Gross Domestic Product
(GDP), bond market sentiment changed rapidly, as it became crystal clear that economic activity ended 1998 on a very strong note. Fourth quarter growth was boosted by specific factors--the end of the General Motors strike, favorable weather in December 1998 and unexpectedly strong export activity. Interest rates jumped further ahead following Fed Chairman Alan Greenspan's semi-annual Humphrey-Hawkins testimony on February 23, 1999. Although Chairman Greenspan's comments presented a generally balanced view of the economy, he served notice that prolongation of the current boom environment might well lead to some firming of Fed policy, possibly quickly. Specifically, the Fed "might have to consider whether the full extent of the policy easings undertaken last fall remain appropriate." With market sentiment having already shifted to the negative, these comments fueled even greater fear that sustained strong growth, even in the absence of any signs of inflation picking up, could lead to a hike in the benchmark federal funds rate from the 4.75% level.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
** Lehman Brothers Aggregate Bond Index is an index that measures both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. This index is unmanaged, and investments cannot be made in an index.


-------------------------------------------------------------------------------

The Treasury market stabilized in March 1999, as the activity data, primarily the February 1999 employment report, was not as strong as feared, though still quite strong, and inflation indicators remained tame. The Producer Price Index recorded a surprising drop, while fears of an imminent Fed hike eased as a more realistic assessment arose given their "balanced outlook." Though focus during the first quarter was almost solely on the strength of the economy and the Fed, oil price trends came to the forefront as well. After trading sideways until mid-February 1999, oil prices started to skyrocket with news that output-reduction agreements had been reached. Crude oil futures rose from a low of $11.50 in mid-February 1999 to $17 by the end of the quarter.

Following further stabilization into the end of April 1999, news of a much stronger-than-expected GDP in the first quarter, coupled with a surge in the April Consumer Price Index, pushed yields to levels not seen since June 1998. Negative sentiment was further compounded when the Fed moved to a tightening bias on May 18, 1999, citing improved prospects for foreign economies and domestic financial markets, already tight domestic labor markets and ongoing strength in demand in excess of productivity gains. Thirty-year Treasury yields reached 5.83% on May 31, 1999.

Investment Outlook and Strategy

The economy continues to be strong in this ninth year of the longest post-war expansion. Growth has averaged a strong 4% over the past two years and has brought the unemployment rate to 4.2%, a 23-year low. In the U.S., full-year growth is expected to moderate, though remain above trend. Consumer spending should soften on the back of rising interest rates and oil prices, while some payback should be seen in business and residential investment following the surge in 1998.

Inflation is at a 30-year low and should remain around 2%, aided not only by currency devaluations in Asia and South America, but also by worldwide surplus capacity in almost every industry. Although oil prices have risen sharply, and if sustained will add to the Consumer Price Index, most commodity prices will likely remain soft. Labor costs will remain subdued as layoffs continue and productivity improvements are maintained.

However, monetary policy is poised to tighten, possibly as early as the June 30, 1999 Federal Open Market Committee (FOMC) meeting. While a hike in interest rates is not assured, if it occurs, the market will likely remain unsettled until the next FOMC meeting in August 1999. News on the fiscal front should remain positive for bonds as the deficit and government bond issuance continue to drop, though government agency/corporate issuance may fill the void caused by reduced Treasury financing needs.

Our strategy going into the next six months is to maintain a slightly longer-than-market average maturity given our outlook for a moderation in growth and continued low inflation. We believe the current yield curve configuration fully reflects the tightening bias adopted by the Fed on May 18, 1999. In addition, yields are very attractive both on an inflation-adjusted basis and compared to yields available in major foreign markets.

From a sector-weighting viewpoint, we are maintaining our underweight in Treasuries and overweights in the corporate and mortgage sectors. While a weak supply/demand picture may remain a drag on the corporate sector through the summer, solid earnings and growth prospects are expected to lead to stronger performance relative to Treasuries. Attractive yields combined with diminished prepayment risk--due to the sharp drop in the percentage of mortgages re-financeable--highlight the relative value of the mortgage sector.



-------------------------------------------------------------------------------

FTI Municipal Bond Fund

Performance

FTI Municipal Bond Fund registered a return of 0.11% during the period since inception through May 31, 1999.* Municipals handily outperformed the taxable sectors of the bond market on the back of a powerful combination of heavy cash reinvestments from coupons, maturities and redemptions as well as relatively muted supply. New issuance volume for the period was 24% below the same period in 1998, as continuing strong sales of new-money debt was not enough to offset the plunge in refunding volume. Further contributing to the dramatic outperformance was the fact that municipal yields began the year at very "cheap" ratios relative to Treasuries.

                                                               Cumulative
                                                             Total Return*
                   Information as of 5/31/99                Since Inception+
       --------------------------------------------------  ------------------
       FTI Municipal Bond Fund                                   0.11%
       +Inception date is December 11, 1998
       Lehman Brothers 7-Year General Obligations Index**        0.59%
                                                           (12/31/98-5/31/99)

May 1999 Semi-Annual Market Review

Interest rates rose sharply during the reporting period as the Treasury yield curve moved higher to reflect an economy that was growing well above trend, a mild pickup in inflation pressures, and a Federal Reserve Board (the "Fed") leaning toward raising rates. Thirty-year tax-exempt yields rose from 4.82% to 5.08%, 10-year yields rose from 4.16% to 4.45% while the 2-year yields rose from 3.36% to 3.52%. The rise in tax-exempt yields was considerably less than the change in Treasury yields as tax-exempt yields rose on average 0.29% compared to 0.90% for Treasury yields.

On the back of the 6% plus pace in fourth quarter 1998 Gross Domestic Product
(GDP), bond market sentiment changed rapidly as it became crystal clear that economic activity ended 1998 on a very strong note. Fourth quarter growth was boosted by special factors--the end of the General Motors strike, favorable weather in December 1998 and unexpectedly strong export activity. Interest rates jumped further ahead following Fed Chairman Alan Greenspan's semi-annual Humphrey-Hawkins testimony on February 23, 1999. Although Chairman Greenspan's comments presented a generally balanced view of the economy, he served notice that prolongation of the current boom environment might well lead to some firming of Fed policy, possibly quickly. Specifically, the Fed "might have to consider whether the full extent of the policy easings undertaken last fall remain appropriate." With market sentiment having already shifted to the negative, these comments fueled even greater fear that sustained strong growth, even in the absence of any signs of inflation picking up, could lead to a hike in the benchmark federal funds rate from the 4.75% level.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
** Lehman Brothers 7-Year General Obligations Index is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. This index is unmanaged and investments cannot be made in an index.


-------------------------------------------------------------------------------

The Treasury market stabilized in March 1999, as the activity data, primarily the February 1999 employment report, was not as strong as feared, though still quite strong, and inflation indicators remained tame. The Producer Price Index recorded a surprising drop, while fears of an imminent Fed hike eased as a more realistic assessment arose given their "balanced outlook." Though focus during the first quarter was almost solely on the strength of the economy and the Fed, oil price trends came to the forefront as well. After trading sideways until mid- February 1999, oil prices started to skyrocket with news that output-reduction agreements had been reached. Crude oil futures rose from a low of $11.50 in mid-February 1999 to $17 by the end of the quarter.

Following further stabilization into the end of April 1999, news of a much stronger-than-expected GDP in the first quarter, coupled with a surge in the April Consumer Price Index, pushed yields to levels not seen since June 1998. Negative sentiment was further compounded when the Fed moved to a tightening bias on May 18, 1999, citing improved prospects for foreign economies and domestic financial markets, already tight domestic labor markets, and ongoing strength in demand in excess of productivity gains. Starting in late April 1999, there began the first signs of selling by non-traditional municipal investors as municipals dramatically outperformed the Treasury market during the first quarter. The selling began as a trickle but intensified as we approached late May 1999. Yield ratios had dropped from over 90% to 80% during the time period, and that contraction coupled with large-scale issuance from prominent corporate entities helped turn the non-traditional buyer into a net seller of municipals.

Investment Outlook and Strategy

The economy continues to be strong in this ninth year of the longest post-war expansion. Growth has averaged a strong 4% over the past two years and has brought the unemployment rate to 4.2%, a 23-year low. The weak conditions in the rest of the world and the resulting adverse change in the trade balance, slowing capital expenditures and a sloppy manufacturing sector, and eventually a consumer slowdown, should lower domestic growth to a more moderate 3.5% level over the next six months.

Inflation is at a 30-year low and should remain around 2%, aided not only by currency devaluations in Asia and South America, but also by worldwide surplus capacity in almost every industry. Although oil prices have risen sharply, and if sustained will add to the Consumer Price Index, most commodity prices will likely remain soft. Labor costs will remain subdued as layoffs continue and productivity improvements are maintained.

Monetary policy is moderately restrictive with fairly high real rates, though money supply continues to grow very rapidly. Low inflation and fragile global financial conditions will likely keep the Fed "on hold," in spite of strong economic activity. News on the fiscal front should remain positive for bonds as the deficit and government bond issuance continue to drop. The dollar faces a dichotomous environment. The U.S. trade deficit should deteriorate sharply, reflecting the role the United States plays as the locomotive of the global economy. At the same time, the country's status as a "safe haven" will remain as long as U.S. growth and financial markets remain rock solid in an otherwise slow-growing, difficult world.

Our strategy going into the next six months is to maintain a slightly longer-than-market average maturity given our outlook for a moderation in growth and continued low inflation. We believe the current yield curve configuration fully reflects the tightening bias adopted by the Fed on May 18, 1999. In addition, yields are very attractive on an inflation-adjusted basis and relative to Treasuries based on historical yield relationships.


-------------------------------------------------------------------------------


We will be looking for opportunities to modestly extend duration in the event interest rates rise further. As selling by non-traditional investors winds down, we anticipate municipals will perform at least in line with Treasuries. If, however, the municipal sector continues to outperform the taxable sector, we may look to establish a position in Treasuries. Recently, higher yields have attracted greater interest from retail investors, and therefore we will look to capitalize on this development by exchanging current coupon callable bonds favored by retail investors for premium coupon non-callable bonds. Consequently, this structure could realize relative outperformance in either a rising or declining interest rate environment.



FTI Large Capitalization Growth and Income Fund
Portfolio of Investments
May 31, 1999 (unaudited)
--------------------------------------------------------------------------------



  Shares                                                   Value
-------------------------------------------------------------------

          Common Stocks--100.4%
          Consumer Durables--5.4%
   50,000  Ford Motor Co.                               $ 2,853,125
   33,000  Maytag Corp.                                   2,328,562
                                                        -----------
           Total                                          5,181,687
                                                        -----------
          Consumer Non-Durables--8.9%
   60,000  Avon Products, Inc.                            2,966,250
   48,000  BestFoods                                      2,400,000
   34,000  Procter & Gamble Co.                           3,174,750
                                                        -----------
           Total                                          8,541,000
                                                        -----------
          Consumer Services--6.4%
   70,000  (1)Chancellor Media Corp., Class A             3,556,875
  100,000  (1)Fox Entertainment Group, Inc., Class A      2,550,000
                                                        -----------
           Total                                          6,106,875
                                                        -----------
          Electronic Technology--13.0%
   19,000  (1)Cisco Systems, Inc.                         2,071,000
   30,000  Hewlett-Packard Co.                            2,829,375
   70,000  Intel Corp.                                    3,784,375
   32,000  International Business Machines Corp.          3,722,000
                                                        -----------
           Total                                         12,406,750
                                                        -----------
          Energy Minerals--4.6%
   55,000  Exxon Corp.                                    4,393,125
                                                        -----------
          Finance--14.8%
   44,000  AXA-UAP, ADR                                   2,574,000
   82,000  Bank of New York Co., Inc.                     2,931,500
   50,000  Fannie Mae                                     3,400,000
   50,000  Federal Home Loan Mortgage Corp.               2,915,625
   32,000  Marsh & McLennan Cos., Inc.                    2,328,000
                                                        -----------
           Total                                         14,149,125
                                                        -----------
          Health Technology--10.9%
   45,000  American Home Products Corp.                   2,593,125
   48,000  Johnson & Johnson                              4,446,000
   50,000  Merck & Co., Inc.                              3,375,000
                                                        -----------
           Total                                         10,414,125
                                                        -----------
          Oil--4.4%
   39,000  BP Amoco PLC, ADR                              4,177,875
                                                        -----------

 Shares or
 Principal
  Amount                                                               Value
-------------------------------------------------------------------------------

           Common Stocks (continued)
           Process Industries--4.8%
   42,000   Corning, Inc.                                           $ 2,294,250
  115,000   Engelhard Corp.                                           2,328,750
                                                                    -----------
            Total                                                     4,623,000
                                                                    -----------
           Producer Manufacturing--11.6%
   60,000   Allied-Signal, Inc.                                       3,483,750
   53,000   General Electric Co.                                      5,389,437
   16,000   (1)Lexmark Intl. Group, Class A                           2,178,000
                                                                    -----------
            Total                                                    11,051,187
                                                                    -----------
           Technology Services--8.0%
   63,000   Computer Associates International, Inc.                   2,980,688
   37,000   (1)Computer Sciences Corp.                                2,393,438
   28,000   (1)Microsoft Corp.                                        2,259,250
                                                                    -----------
            Total                                                     7,633,376
                                                                    -----------
           Telecommunications--2.4%
   32,000   Nokia Oyj, Class A, ADR                                   2,272,000
                                                                    -----------
           Utilities--5.2%
   50,000   Bell Atlantic Corp.                                       2,737,500
   26,000   (1)MCI Worldcom, Inc.                                     2,245,750
                                                                    -----------
            Total                                                     4,983,250
                                                                    -----------
           Total Common Stocks
            (identified cost $49,580,495)                            95,933,375
                                                                    -----------
           (2)Repurchase Agreement--0.1%
 $124,000   J.P. Morgan & Co., Inc., 3.85%, dated 5/28/1999, due
            6/1/1999 (at amortized cost)                                124,000
                                                                    -----------
           Total Investments
            (identified cost $49,704,495)(3)                        $96,057,375
                                                                    ===========


FTI Large Capitalization Growth and Income Fund
-------------------------------------------------------------------------------

(1) Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $49,704,495. The net unrealized appreciation of investments on a federal tax basis amounts to $46,352,880 which is comprised of $46,500,181 appreciation and $147,301 depreciation at May 31, 1999.
Note: The categories of investments are shown as a percentage of net assets ($95,606,869) at May 31, 1999.
The following acronyms are used throughout this portfolio:
ADR -- American Depositary Receipt
PLC -- Public Limited Company
(See Notes which are an integral part of the Financial Statements)


FTI Large Capitalization Growth Fund
Portfolio of Investments
May 31, 1999 (unaudited)
--------------------------------------------------------------------------------



 Shares                                              Value
-------------------------------------------------------------
        Common Stocks--92.8%
        Consumer Services--10.0%
 13,600 CBS Corp.                                 $   567,800
 28,000 (1)Capstar Broadcasting Corp., Class A        703,500
  6,900 (1)Chancellor Media Corp., Class A            350,606
  5,800 (1)MediaOne Group, Inc.                       428,475
 16,900 Royal Caribbean Cruises Ltd.                  661,212
                                                  -----------
        Total                                       2,711,593
                                                  -----------
        Electronic Technology--17.5%
 13,000 (1)Cisco Systems, Inc.                      1,417,000
  6,500 (1)EMC Corp. Mass                             647,563
 13,400 Intel Corp.                                   724,438
  9,000 Lucent Technologies, Inc.                     511,875
  7,500 (1)Solectron Corp.                            410,625
  6,000 (1)Sun Microsystems, Inc.                     358,500
 11,400 United Technologies Corp.                     707,512
                                                  -----------
        Total                                       4,777,513
                                                  -----------
        Energy Minerals--2.8%
  7,600 Mobil Corp.                                   769,500
                                                  -----------
        Finance--13.3%
  6,675 American International Group, Inc.            763,036
 10,800 Associates First Capital Corp., Class A       442,800
 12,200 Bank of America Corp.                         789,188
 20,000 Bank of New York Co., Inc.                    715,000
  9,700 Fannie Mae                                    659,600
  6,600 Washington Mutual, Inc.                       252,037
                                                  -----------
        Total                                       3,621,661
                                                  -----------
        Health Services--3.7%
 12,000 Cardinal Health, Inc.                         724,500
  8,300 McKesson HBOC, Inc.                           282,719
                                                  -----------
        Total                                       1,007,219
                                                  -----------
        Health Technology--8.1%
  8,300 Lilly (Eli) & Co.                             592,931
  7,300 Medtronic, Inc.                               518,300
  7,200 Merck & Co., Inc.                             486,000
  5,700 Pfizer, Inc.                                  609,900
                                                  -----------
        Total                                       2,207,131
                                                  -----------

 Shares or
 Principal
   Amount                                                             Value
------------------------------------------------------------------------------
            Common Stocks (continued)
            Industrial Services--2.4%
     10,800 Schlumberger Ltd.                                      $   650,025
                                                                   -----------
            Producer Manufacturing--8.5%
      8,500 General Electric Co.                                       864,344
     20,000 Masco Corp.                                                571,250
     10,000 Tyco International Ltd.                                    873,750
                                                                   -----------
            Total                                                    2,309,344
                                                                   -----------
            Retail Trade--10.3%
      9,500 Dayton-Hudson Corp.                                        598,500
     18,200 Home Depot, Inc.                                         1,035,125
      8,200 Lowe's Cos., Inc.                                          425,887
     25,650 (1)Staples, Inc.                                           737,438
                                                                   -----------
            Total                                                    2,796,950
                                                                   -----------
            Technology Services--8.1%
      5,200 (1)America Online, Inc.                                    620,750
     13,500 (1)Computer Sciences Corp.                                 873,281
      8,800 (1)Microsoft Corp.                                         710,050
                                                                   -----------
            Total                                                    2,204,081
                                                                   -----------
            Utilities--8.1%
     13,600 AT&T Corp.                                                 754,800
     12,600 Bell Atlantic Corp.                                        689,850
      8,800 (1)MCI Worldcom, Inc.                                      760,100
                                                                   -----------
            Total                                                    2,204,750
                                                                   -----------
            Total Common Stocks (identified cost $18,795,471)       25,259,767
                                                                   -----------
            (2)Repurchase Agreement--4.2%
 $1,156,000 J.P. Morgan & Co., Inc., 3.85%, dated 5/28/1999, due
            6/1/1999 (at amortized cost)                             1,156,000
                                                                   -----------
            Total Investments (identified cost $19,951,471)(3)     $26,415,767
                                                                   ===========


FTI Large Capitalization Growth Fund
-------------------------------------------------------------------------------

(1)  Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $19,951,471. The net unrealized appreciation of investments on a federal tax basis amounts to $6,464,296 which is comprised of $6,965,988 appreciation and $501,692 depreciation at May 31, 1999.
Note: The categories of investments are shown as a percentage of net assets ($27,224,218) at May 31, 1999.
(See Notes which are an integral part of the Financial Statements)


FTI International Equity Fund
Portfolio of Investments
May 31, 1999 (unaudited)
--------------------------------------------------------------------------------

 Shares                                                   Value
------------------------------------------------------------------
         Common Stocks--95.9%
         Australia--1.0%
  27,000  Brambles Industries Ltd.                     $   720,414
                                                       -----------
         Brazil--1.0%
  32,700  (1)Telesp Participacoes SA, ADR                  715,313
                                                       -----------
         Denmark--2.2%
  32,000  ISS International Service, Class B             1,607,183
                                                       -----------
         Finland--2.4%
  25,300  Nokia Oyj                                      1,798,791
                                                       -----------
         France--10.6%
  12,000  Axa                                            1,382,354
   7,600  Castorama Dubois                               1,853,981
   6,800  Groupe Danone                                  1,871,495
   6,300  Havas Advertising SA                           1,231,453
  12,127  Total SA, Class B                              1,472,839
                                                       -----------
         Total France                                    7,812,122
                                                       -----------
         Germany--4.4%
  14,600  DaimlerChrysler AG                             1,259,496
  14,600  Mannesmann AG                                  1,993,885
                                                       -----------
         Total Germany                                   3,253,381
                                                       -----------
         Greece--0.8%
  24,500  (1)STET Hellas Telecommunications SA, ADR        557,375
                                                       -----------
         Hong Kong--3.8%
 160,000  (1)Cheung Kong (Holdings) Ltd.                 1,299,832
  46,539  HSBC Holdings PLC                              1,524,324
                                                       -----------
         Total Hong Kong                                 2,824,156
                                                       -----------
         Ireland--4.0%
  95,947  Bank of Ireland                                1,806,596
  20,300  (1)Elan Corp. PLC, ADR                         1,096,200
                                                       -----------
         Total Ireland                                   2,902,796
                                                       -----------
         Italy--6.0%
 195,000  ENI SPA                                        1,217,692
 167,000  Telecom Italia SPA                             1,720,082
 309,000  Unicredito Italiano SPA                        1,452,817
                                                       -----------
         Total Italy                                     4,390,591
                                                       -----------
         Japan--22.9%
   9,100  Advantest                                        722,007
 117,000  Bank of Tokyo-Mitsubishi Ltd.                  1,568,131

 Shares                                                   Value
------------------------------------------------------------------
         Common Stocks (continued)
         Japan (continued)
  58,000  Canon, Inc.                                  $ 1,463,556
  34,500  Circle K Japan Co. Ltd.                        1,404,319
 166,000  Fuji Bank, Ltd., Tokyo                         1,050,633
 231,000  Hitachi Ltd.                                   1,699,007
   6,000  Keyence Corp.                                    868,702
 128,000  Komatsu Ltd.                                     760,354
      40  (1)NTT Mobile Communication Network, Inc.      2,187,474
   8,000  Rohm Co.                                       1,047,737
  10,000  Sony Corp.                                       939,853
  41,000  Takeda Chemical Industries                     1,821,544
  61,000  Tokyo Electric Power Co.                       1,329,817
                                                       -----------
         Total Japan                                    16,863,134
                                                       -----------
         Mexico--3.1%
 460,000  (1)Cifra SA de CV, Class V                       794,481
  16,500  Grupo Televisa SA, GDR                           689,906
  10,300  Telefonos de Mexico, Class L, ADR                823,356
                                                       -----------
         Total Mexico                                    2,307,743
                                                       -----------
         Netherlands--3.9%
  32,100  Nutreco Holding NV                             1,187,980
  41,160  Wolters Kluwer NV                              1,654,153
                                                       -----------
         Total Netherlands                               2,842,133
                                                       -----------
         Portugal--0.8%
   4,800  Telecel--Comunicacoes Pessoai                    603,983
                                                       -----------
         Singapore--2.0%
 143,000  Development Bank of Singapore Ltd.             1,477,307
                                                       -----------
         Sweden--4.8%
  73,000  ForeningsSparbanken AB                         1,494,266
  25,200  Pharmacia & Upjohn, Inc.                       1,377,498
  46,000  Securitas AB, Class B                            655,370
                                                       -----------
         Total Sweden                                    3,527,134
                                                       -----------
         Switzerland--2.2%
   5,500  UBS AG                                         1,590,708
                                                       -----------
         United Kingdom--20.0%
 166,000  Alliance Unichem PLC                           1,205,601
  82,000  Amvescap PLC                                     754,195
  71,000  BP Amoco PLC                                   1,269,639
 131,000  Compass Group PLC                              1,328,717
 151,000  Electrocomponents PLC                          1,213,404


FTI International Equity Fund
--------------------------------------------------------------------------------

 Shares                                                         Value
------------------------------------------------------------------------
         Common Stocks (continued)
         United Kingdom (continued)
  55,000  Glaxo Wellcome PLC                                 $ 1,543,144
 107,985  Lloyds TSB Group PLC                                 1,441,339
 205,656  Misys PLC                                            1,723,458
  60,700  Select Appointments Holdings PLC, ADR                1,456,800
 220,000  St. James's Place Capital PLC                          826,653
 102,429  Vodafone Group PLC                                   1,946,549
                                                             -----------
         Total United Kingdom                                 14,709,499
                                                             -----------
         Total Common Stocks (identified cost $63,681,720)    70,503,763
                                                             -----------

 Shares or
 Principal
   Amount                                                           Value
----------------------------------------------------------------------------
            Preferred Stocks--1.1%
            Germany, Federal Republic Of--1.1%
      5,100  Fresenius AG, Pfd. (identified cost $1,041,708)     $   797,512
                                                                 -----------
            (2)Repurchase Agreement--3.7%
 $2,757,000  J.P. Morgan & Co., Inc., 3.85%, dated 5/28/1999,
             due 6/1/1999 (at amortized cost)                      2,757,000
                                                                 -----------
            Total Investments (identified cost $67,480,428)(3)   $74,058,275
                                                                 ===========

(1)  Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $67,480,428. The net unrealized appreciation of investments on a federal tax basis amounts to $6,577,847 which is comprised of $9,575,225 appreciation and $2,997,378 depreciation at May 31, 1999.
Note: The categories of investments are shown as a percentage of net assets ($73,509,865) at May 31, 1999.
The following acronyms are used throughout this portfolio:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PLC -- Public Limited Company
SA -- Support Agreement
SPA -- Standby Purchase Agreement
(See Notes which are an integral part of the Financial Statements)


FTI Small Capitalization Equity Fund
Portfolio of Investments
May 31, 1999 (unaudited)
--------------------------------------------------------------------------------

   Shares                                                  Value
-------------------------------------------------------------------

            Common Stocks--91.4%
            Aerospace & Defense--0.7%
     20,900  AAR Corp.                                  $   412,775
                                                        -----------
            Basic Industry--1.1%
     11,000  Minerals Technologies, Inc.                    585,750
                                                        -----------
            Basic Materials--2.2%
     20,000  Aptargroup, Inc.                               550,000
     10,900  (1)CompX International, Inc.                   164,862
     15,000  Kaydon Corp.                                   499,688
                                                        -----------
             Total                                        1,214,550
                                                        -----------
            Commercial Services--9.8%
     10,500  (1)Abacus Direct Corp.                         772,406
     19,000  Central Parking Corp.                          617,500
     25,000  (1)Data Transmission Network Corp.             557,812
     17,000  G & K Services, Inc., Class A                  803,250
     21,500  (1)Lamar Advertising Co.                       733,687
     35,000  Nielsen Media Research                         936,250
     20,000  (1)On Assignment, Inc.                         512,500
     34,000  (1)School Specialty, Inc.                      505,750
                                                        -----------
             Total                                        5,439,155
                                                        -----------
            Consulting Services--0.4%
      7,500  (1)Metzler Group, Inc.                         245,625
                                                        -----------
            Consumer Durables--1.1%
     25,000  (1)Furniture Brands International, Inc.        606,250
                                                        -----------
            Consumer Services--2.6%
     14,000  (1)Entercom Communication Corp.                456,750
     12,000  (1)IDG Books Worldwide, Inc., Class A          258,000
     30,000  (1)ITT Educational Services, Inc.              714,375
                                                        -----------
             Total                                        1,429,125
                                                        -----------
            Education--1.0%
     26,000  (1)DeVRY, Inc.                                 578,500
                                                        -----------
            Electronic Technology--9.6%
      8,000  (1)Alpha Industries, Inc.                      278,500
     13,900  (1)Comverse Technology, Inc.                   939,119
      3,600  (1)Copper Mountain Networks, Inc.              230,400
      7,600  (1)Electro Scientific Industries, Inc.         285,000
     12,000  (1)Extreme Networks, Inc.                      511,500

   Shares                                                      Value
-----------------------------------------------------------------------

            Common Stocks (continued)
            Electronic Technology (continued)
      8,000  (1)Gemstar International Group Ltd.            $   494,500
     11,100  (1)Hi/fn, Inc.                                     649,350
     14,500  (1)Information Resource Engineer, Inc.             344,375
     15,000  (1)Kroll-O'Gara Co.                                301,406
      9,600  (1)Network Appliance, Inc.                         452,700
      9,800  (1)PMC-Sierra, Inc.                                475,912
     36,000  (1)Tekelec, Inc.                                   364,500
                                                            -----------
             Total                                            5,327,262
                                                            -----------
            Environmental Control--0.9%
     23,477  (1)Tetra Tech, Inc.                                498,886
                                                            -----------
            Financial Services--10.5%
     16,500  CMAC Investment Corp.                              834,281
     13,000  (1)ChoicePoint, Inc.                               781,625
     20,000  (1)HealthCare Financial Partners, Inc.             675,000
     17,200  Hooper Holmes, Inc.                                311,750
     17,500  INMC Mortgage Holdings, Inc.                       259,219
     77,200  (1)Imperial Credit Industries, Inc.                636,900
     16,000  Legg Mason, Inc.                                   541,000
     40,000  Premier National Bancorp, Inc.                     685,000
     18,000  Queens County Bancorp, Inc.                        569,250
     30,000  Roslyn Bancorp, Inc.                               543,750
                                                            -----------
             Total                                            5,837,775
                                                            -----------
            Forest Products & Paper--0.6%
     20,000  Universal Forest Products, Inc.                    360,000
                                                            -----------
            Health Services--2.0%
     19,000  Bindley Western Industries, Inc.                   572,375
     19,500  (1)Pharmaceutical Product Development, Inc.        521,625
                                                            -----------
             Total                                            1,094,000
                                                            -----------
            Health Technology--6.5%
     22,000  (1)Affymetrix, Inc.                                772,750
     32,500  (1)Alkermes, Inc.                                  804,375
     11,000  (1)IDEC Pharmaceuticals Corp.                      554,812
     14,000  (1)Medimmune, Inc.                                 890,750
      9,000  (1)Sepracor, Inc.                                  573,750
                                                            -----------
             Total                                            3,596,437
                                                            -----------


FTI Small Capitalization Equity Fund
--------------------------------------------------------------------------------

   Shares                                                       Value
------------------------------------------------------------------------

            Common Stocks (continued)
            Healthcare--1.4%
     40,000  (1)American Oncology Resources, Inc.            $   406,250
     40,000  (1)International Isotopes, Inc.                     377,500
                                                             -----------
             Total                                               783,750
                                                             -----------
            Industrial Services--2.8%
     25,000  (1)BJ Services Co.                                  689,062
     24,000  Helmerich & Payne, Inc.                             559,500
     21,400  (1)Marine Drilling Cos., Inc.                       307,625
                                                             -----------
             Total                                             1,556,187
                                                             -----------
            Insurance--0.8%
      2,500  (1)Markel Corp.                                     471,875
                                                             -----------
            Medical Supplies--1.1%
     24,000  (1)Lincare Holdings, Inc.                           591,000
                                                             -----------
            Non-Energy Minerals--0.7%
      9,800  Elcor Corp.                                         395,675
                                                             -----------
            Oil--0.6%
     25,000  (1)Transmontaigne, Co.                              353,125
                                                             -----------
            Process Industries--2.3%
      1,000  (1)Hines Horticulture, Inc.                           8,875
     14,000  MacDermid, Inc.                                     563,500
     11,000  Optical Coating Laboratories, Inc.                  713,625
                                                             -----------
             Total                                             1,286,000
                                                             -----------
            Producer Manufacturing--2.4%
     23,700  (1)Cable Design Technologies, Class A               334,762
     21,750  (1)MotivePower Industries, Inc.                     368,391
     25,000  (1)Rayovac Corp.                                    631,250
                                                             -----------
             Total                                             1,334,403
                                                             -----------
            Retail Trade--1.9%
     20,000  (1)Rent-A-Center, Inc.                              516,250
     34,000  (1)Valuevision International, Inc., Class A         522,750
                                                             -----------
             Total                                             1,039,000
                                                             -----------
            Services--3.9%
     13,000  (1)Charles River Associates, Inc.                   284,375
     23,000  (1)Maximus, Inc.                                    684,250
     18,000  (1)Profit Recovery Group International, Inc.        662,625
     22,500  Regis Corp. Minnesota                               542,813
                                                             -----------
             Total                                             2,174,063
                                                             -----------

 Shares or
 Principal
   Amount                                                           Value
----------------------------------------------------------------------------

            Common Stocks (continued)
            Technology--18.5%
      4,800  (1)Allaire Corp.                                    $   259,200
     15,000  (1)Bisys Group, Inc.                                    823,594
      2,700  (1)CNET, Inc.                                           292,275
     25,000  (1)Clarify, Inc.                                        807,813
     25,000  (1)Diamond Technology Partners, Class A                 600,000
      4,500  (1)DoubleClick, Inc.                                    438,469
      5,000  (1)Exodus Communications, Inc.                          375,000
      7,200  Henry Jack & Associates, Inc.                           254,250
     16,400  (1)Manhattan Associates, Inc.                           146,575
      5,100  (1)Marimba, Inc.                                        309,825
      6,000  (1)Media Metrix, Inc.                                   285,375
     22,400  (1)Mercury Interactive Corp.                            736,400
      8,500  (1)Micromuse, Inc.                                      338,938
      7,000  (1)New Era of Networks, Inc.                            311,500
     21,800  (1)PsiNet, Inc.                                         970,100
     60,500  (1)Santa Cruz Operation, Inc.                           359,219
     14,300  (1)TSI International Software Ltd.                      316,388
      9,000  (1)Uniphase Corp.                                     1,206,000
      7,700  (1)Verio, Inc.                                          417,725
     12,200  (1)Veritas Software Corp.                             1,076,650
                                                                 -----------
             Total                                                10,325,296
                                                                 -----------
            Telecommunications--4.7%
     33,000  (1)Capstar Broadcasting Corp., Class A                  829,125
     13,500  (1)IXC Communications, Inc.                             486,000
     50,000  (1)Primus Telecommunications Group, Inc.                831,250
     21,000  (1)RSL Communications Ltd., Class A                     472,500
                                                                 -----------
             Total                                                 2,618,875
                                                                 -----------
            Transportation--1.3%
     25,000  (1)Coach USA, Inc.                                      728,125
                                                                 -----------
            Total Common Stocks
             (identified cost $44,213,666)                        50,883,464
                                                                 -----------
            (2)Repurchase Agreement--5.6%
 $3,145,000  J.P. Morgan & Co., Inc., 3.85%, dated 5/28/1999,
             due 6/1/1999 (at amortized cost)                      3,145,000
                                                                 -----------
            Total Investments
             (identified cost $47,358,666)(3)                    $54,028,464
                                                                 ===========


FTI Small Capitalization Equity Fund
-------------------------------------------------------------------------------

(1) Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $47,358,666. The net unrealized appreciation of investments on a federal tax basis amounts to $6,669,798 which is comprised of $9,592,765 appreciation and $2,922,967 depreciation at May 31, 1999.
Note: The categories of investments are shown as a percentage of net assets ($55,700,343) at May 31, 1999.
(See Notes which are an integral part of the Financial Statements)


FTI Bond Fund
Portfolio of Investments
May 31, 1999 (unaudited)
--------------------------------------------------------------------------------

 Principal
   Amount                                                              Value
-------------------------------------------------------------------------------
            Collateralized Mortgage Obligations--11.8%
 $1,488,227  DLJ Mortgage Acceptance Corp. 1998-2, Class 1PA,
             6.75%, 6/19/2028                                       $ 1,458,158
  1,973,575  LB Commercial Conduit Mortgage Trust 1998-C4, Class
             A1A, 5.87%, 8/15/2006                                    1,925,923
    760,434  PNC Mortgage Securities Corp. 1998-2, Class 3A7,
             6.75%, 3/25/2013                                           758,216
  1,090,374  Residential Accredit Loans, Inc. 1997-QS13, Class
             A9, 7.00%, 12/25/2027                                    1,097,924
    966,430  Residential Asset Securitization Trust 1997-A11,
             Class A3, 7.00%, 1/25/2028                                 972,504
  1,485,000  Residential Asset Securitization Trust 1998-A2,
             Class A5, 6.75%, 6/25/2028                               1,460,588
    680,000  Residential Funding Mortgage Securities I 1997-S12,
             Class A18, 6.75%, 8/25/2027                                665,139
                                                                    -----------
            Total Collateralized Mortgage Obligations
             (identified cost $8,432,647)                             8,338,452
                                                                    -----------
            Corporate Bonds--28.7%
            Banking--2.4%
  1,700,000  Sovereign Bancorp, Inc., Sr. Note, 6.63%, 3/15/2001      1,699,249
                                                                    -----------
            Building Residential--1.1%
    775,000  D. R. Horton, Inc., Sr. Note, 8.00%, 2/1/2009              758,531
                                                                    -----------
            Cable Television--2.4%
    900,000  (1)(2)Charter Communications Holdings Capital
             Corp., Sr. Note, 8.63%, 4/1/2009                           882,000
    815,000  CSC Holdings, Inc., Sr. Deb., 7.63%, 7/15/2018             787,494
                                                                    -----------
             Total                                                    1,669,494
                                                                    -----------

 Principal
   Amount                                                              Value
-------------------------------------------------------------------------------
            Corporate Bonds (continued)
            Electrical & Electronics--2.1%
 $1,500,000  (1)(2)Empresa Nacional Electricidad SA, 8.50%,
             4/1/2009                                               $ 1,494,190
                                                                    -----------
            Energy Equipment & Services--3.3%
  2,300,000  Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019         2,315,339
                                                                    -----------
            Financial Services--7.2%
  2,120,000  (1)(2)Dresdner Funding Trust, Note, 8.15%,
             6/30/2031                                                2,104,747
  2,000,000  (1)(2)Newcourt Credit Group, Inc., 6.88%, 2/16/2005      1,951,926
  1,000,000  (1)(2)RBF Finance Co., Gtd. Note, 11.00%, 3/15/2006      1,005,000
                                                                    -----------
            Total                                                     5,061,673
                                                                    -----------
            Industrial Components--2.4%
  1,700,000  (1)TRW, Inc., Note, 6.50%, 6/1/2002                      1,697,722
                                                                    -----------
            Insurance--0.1%
     40,000  CIT Group, Inc., Sr. Note, 5.92%, 11/8/2002                 39,460
                                                                    -----------
            Other--4.4%
  1,450,000  (1)(2)CE Generation LLC, Note, 7.42%, 12/15/2018         1,429,016
  1,500,000  News America Holdings, Inc., 10.13%, 10/15/2012          1,690,747
                                                                    -----------
            Total                                                     3,119,763
                                                                    -----------
            Real Estate--1.5%
  1,100,000  (1)(2)Host Marriott, L.P., Sr. Note, 8.38%,
             2/15/2006                                                1,064,250
                                                                    -----------
            Telecommunications--1.1%
    800,000  AT&T Capital Corp., Note, 6.75%, 2/4/2002                  801,893
                                                                    -----------
            Transportation--Airlines--0.7%
    550,000  Northwest Airlines, Inc., Note, 8.52%, 4/7/2004            533,437
                                                                    -----------
            Total Corporate Bonds
             (identified cost $20,497,856)                           20,255,001
                                                                    -----------


FTI Bond Fund
-------------------------------------------------------------------------------

 Principal
   Amount
 or Shares                                                           Value
-----------------------------------------------------------------------------
            Mortgage Backed Securities--5.5%
            Federal Home Loan Mortgage
             Corporation--3.3%
 $2,384,308  6.00%, 1/1/2014--4/1/2014                            $ 2,332,554
                                                                  -----------
            Government National Mortgage
             Association--2.2%
  1,537,810  7.50%, 7/15/2025--9/15/2025                            1,575,916
                                                                  -----------
            Total Mortgage Backed Securities (identified cost
             $3,917,145)                                            3,908,470
                                                                  -----------
            Preferred Stocks--7.0%
            Real Estate--2.5%
     66,100  Equity Office Properties Trust, Cumulative Pfd.,
             Series A, $2.25                                        1,722,731
                                                                  -----------
            Special Purpose Entity--4.1%
      2,650  (1)(2)Centaur Funding Corp., Pfd.                      2,876,906
                                                                  -----------
            Telecommunications--0.4%
     11,300  AT&T Corp., Cumulative Pfd., $2.43                       310,044
                                                                  -----------
            Total Preferred Stocks (identified cost $4,773,962)     4,909,681
                                                                  -----------

  Principal
   Amount                                                            Value
-----------------------------------------------------------------------------
             U.S. Treasury--43.8%
 $ 6,705,000  United States Treasury Bond, 7.25%, 8/15/2022       $ 7,622,747
   5,320,000  United States Treasury Note, 5.63%, 2/15/2006         5,263,475
     800,000  United States Treasury Note, 6.63%, 3/31/2002           821,500
   3,700,000  United States Treasury Note, 7.00%, 7/15/2006         3,948,596
  13,000,000  United States Treasury Note, 8.50%, 2/15/2000        13,308,750
                                                                  -----------
             Total U.S. Treasury
              (identified cost $31,566,747)                        30,965,068
                                                                  -----------
             (3)Repurchase Agreement--2.2%
   1,572,000  J.P. Morgan & Co., Inc., 3.85%, dated 5/28/1999, due 6/1/1999
              (at amortized cost)                                   1,572,000
                                                                  -----------
             Total Investments
              (identified cost $70,760,357)(4)                    $69,948,672
                                                                  ===========

(1) Denotes a restricted security which is subject to restrictions on resale under Federal Securities Laws. At May 31, 1999, these securities amounted to $14,505,757 which represents 20.5% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $12,808,035 which represents 18.1% of net assets.
(2) Denotes a restricted security that has been deemed liquid by criteria approved by the fund's board of directors.
(3) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(4) The cost of investments for federal tax purposes amounts to $70,760,357. The net unrealized depreciation of investments on a federal tax basis amounts to $811,685 which is comprised of $248,374 appreciation and $1,060,059 depreciation at May 31, 1999.
Note: The categories of investments are shown as a percentage of net assets ($70,624,923) at May 31, 1999.
The following acronyms are used throughout this portfolio:
GTD -- Guaranty
LLC -- Limited Liability Corporation
SA -- Support Agreement
(See Notes which are an integral part of the Financial Statements)


FTI Municipal Bond Fund
Portfolio of Investments
May 31, 1999 (unaudited)
--------------------------------------------------------------------------------

 Principal                                                Credit
   Amount                                                 Rating*     Value
------------------------------------------------------------------------------
            Long-Term Municipals--96%
            Alabama--1.2%
 $  750,000  Birmingham, AL, GO UT Bonds, 6.45%
             (Original Issue Yield: 6.50%), 7/1/2006      AA/Aa3   $   807,157
                                                                   -----------
            California--0.8%
    500,000  Los Angeles, CA, Department of Water &
             Power, Revenue Bonds, 6.875% (Original
             Issue Yield: 6.90%), 4/1/2009                AA/Aa3       538,725
                                                                   -----------
            Colorado--1.6%
  1,000,000  Denver, CO, City & County School District
             No. 01, Certificate Participation, 5.50%
             (Denver School Facilities Leasing
             Corp.)/(AMBAC INS), 12/15/2008               AAA/Aaa    1,059,100
                                                                   -----------
            Florida--7.8%
  2,000,000  Florida State Board of Education Lottery,
             School Improvement Revenue Bonds, 4.00%
             (FGIC LOC), 7/1/2002                         AAA/Aaa    2,013,540
  1,750,000  Florida State Turnpike Authority, (Series
             A), 5.125% (FSA LOC)/
             (Original Issue Yield: 4.55%), 7/1/2013      AAA/Aaa    1,784,212
    500,000  Florida State Turnpike Authority, Revenue
             Bonds (Series A), 6.95% (AMBAC INS),
             7/1/2003                                     AAA/Aaa      542,030
    280,000  Orange County, FL, Refunding Revenue
             Bonds, 5.25%, 10/1/2011                      NR/Aa3       290,738

 Principal                                                Credit
   Amount                                                 Rating*     Value
------------------------------------------------------------------------------
            Long-Term Municipals (continued)
            Florida (continued)
 $  550,000  Palm Beach County, FL, GO UT Refunding
             Bonds, 5.50%, 12/1/2012                      AA/Aa2   $   587,659
                                                                   -----------
            Total                                                    5,218,179
                                                                   -----------
            Georgia--3.5%
  1,000,000  Fulton County, GA School District, GO UT
             Refunding Bonds, 5.25%, 1/1/2013             AA/Aa2     1,045,010
    350,000  Georgia State, UT GO, 6.00%, 9/1/2007        AAA/Aaa      389,809
    750,000  Houston County, GA Development Authority,
             Multifamily Revenue Bond (Series A),
             6.85%, 8/1/2018                                NR         740,460
    160,000  Houston County, GA Development Authority,
             Multifamily Revenue Bonds, 6.40%,
             8/1/2006                                       NR         159,166
                                                                   -----------
            Total                                                    2,334,445
                                                                   -----------
            Hawaii--0.8%
    500,000  Hawaii State, GO UT Bonds (Series CJ),
             5.80% (Original Issue Yield: 5.85%),
             1/1/2005                                      A+/A1       534,980
                                                                   -----------
            Illinois--3.3%
  1,000,000  Du Page, IL Water Commission, GO UT
             Refunding Bonds, 6.25% (Original Issue
             Yield: 6.35%), 3/1/2005                      AAA/Aaa    1,075,710
  1,055,000  Illinois State Sales Tax, Refunding
             Revenue Bond (Series Y) , 5.25%,
             6/15/2010                                    AAA/Aa2    1,101,293
                                                                   -----------
            Total                                                    2,177,003
                                                                   -----------



FTI Municipal Bond Fund
--------------------------------------------------------------------------------

 Principal                                                Credit
   Amount                                                 Rating*     Value
------------------------------------------------------------------------------
            Long-Term Municipals (continued)
            Kentucky--1.6%
 $1,000,000  Kentucky Turnpike Authority, Refunding
             Revenue Bonds, 5.50% (AMBAC INS),
             7/1/2006                                     AAA/Aaa  $ 1,070,430
                                                                   -----------
            Maine--1.4%
    905,000  Maine State Housing Authority, Refunding
             Revenue Bonds (Series D-1), 5.05%,
             11/15/2016                                   AA/Aa2       920,159
                                                                   -----------
            Maryland--0.8%
    500,000  Maryland State, GO UT Bonds, 6.75%
             (Original Issue Yield: 6.80%), 7/15/2003     AAA/Aaa      523,810
                                                                   -----------
            Massachusetts--2.0%
  1,250,000  Massachusetts State Special Oblig Rev,
             Refunding Revenue Bonds, 5.50%, 6/1/2013     AA/Aa3     1,333,875
                                                                   -----------
            Minnesota--5.3%
  1,000,000  Minnesota Public Facilities Authority,
             Refunding Revenue Bonds, 5.00%, 3/1/2003     AAA/Aaa    1,038,230
  2,500,000  Minnesota State HFA, 4.85%, 1/1/2024         AA+/Aa2    2,504,650
                                                                   -----------
            Total                                                    3,542,880
                                                                   -----------
            Mississippi--0.6%
    385,000  Mississippi Home Corp., Refunding Revenue
             Bonds (Series G), 5.25% (GNMA COL),
             11/1/2017                                    AAA/Aaa      386,517
                                                                   -----------
            Missouri--0.8%
    500,000  Missouri State Regulatory Convention &
             Sports Complex Authority, Revenue Bonds
             (Series A), 6.70%, 8/15/2004                 AAA/Aaa      552,755
                                                                   -----------

 Principal                                              Credit
   Amount                                               Rating*     Value
----------------------------------------------------------------------------
            Long-Term Municipals (continued)
            New Hampshire--1.6%
 $1,000,000  New Hampshire Municipal Bond Bank,
             Revenue Bonds (Series C), 5.625% (MBIA
             INS), 8/15/2005                            AAA/Aaa  $ 1,075,740
                                                                 -----------
            New Jersey--5.1%
    380,000  Bergen County, NJ Utilities Authority,
             Water Pollution Control Revenue
             Refunding Bond (Series B), 5.60% (FGIC
             INS)/(Original Issue Yield: 5.70%),
             12/15/2003                                 AAA/Aaa      405,775
  1,000,000  New Jersey State Transportation Trust
             Fund Agency, Revenue Bonds (Series A),
             6.00% (United States Treasury LOC)/
             (Original Issue Yield: 6.20%), 6/15/2002   NR/Aaa     1,060,800
  1,240,000  New Jersey State Transportation Trust
             Fund Agency, Revenue Bonds, 6.00%,
             6/15/2010                                  AA-/Aa2    1,379,339
    500,000  Ocean County, NJ, GO UT Bonds, 6.25%,
             10/1/2002                                  NR/Aa2       536,150
                                                                 -----------
            Total                                                  3,382,064
                                                                 -----------
            New Mexico--2.9%
  1,900,000  Rio Rancho NM Water & Wastewater System
             Revenue, Refunding Revenue Bonds, 5.25%
             (AMBAC LOC), 5/15/2012                     AAA/NR     1,951,148
                                                                 -----------
            New York--23.2%
  1,000,000  Housing NY Corp., Revenue Refunding
             Bonds, 5.10% (Original Issue Yield:
             5.25%), 11/1/2005                           AA/A1     1,034,190



FTI Municipal Bond Fund
--------------------------------------------------------------------------------

 Principal                                                 Credit
   Amount                                                  Rating*     Value
-------------------------------------------------------------------------------
            Long-Term Municipals (continued)
            New York (continued)
 $1,110,000  Municipal Assistance Corp of New York,
             (Series G), 5.50% (Original Issue Yield:
             4.45%), 7/1/2001                              AA/Aa2   $ 1,148,806
    500,000  Nassau County, NY, GO UT Bonds (Series V),
             5.15% (AMBAC INS), 3/1/2007                   AAA/Aaa      523,550
  1,000,000  Nassau County, NY, GO UT Refunding Bonds
             (Series B), 5.25% (MBIA INS)/(Original
             Issue Yield: 5.35%), 2/1/2004                 AAA/Aaa    1,047,760
    750,000  New York City, NY Transitional Finance
             Authority, Public Improvements, 5.125%
             (Original Issue Yield: 4.893%), 11/15/2014    AA/Aa3       754,725
  1,250,000  New York City, NY Transitional Finance
             Authority, Revenue Bonds (Series C),
             5.25%, 5/1/2012                               AA/Aa3     1,283,962
  1,500,000  New York City, NY Transitional Finance
             Authority, Revenue bonds (Series A), 4.50%
             (Original Issue Yield: 4.60%), 8/15/2006      AA/Aa3     1,520,670
    345,000  New York State Dormitory Authority,
             Refunding Revenue Bonds, 5.50% (Fordham
             University)/
             (FGIC INS)/(Original Issue Yield: 5.55%),
             7/1/2006                                      AAA/Aaa      368,557

 Principal                                                 Credit
   Amount                                                  Rating*     Value
-------------------------------------------------------------------------------
            Long-Term Municipals (continued)
            New York (continued)
 $  700,000  New York State Environmental Facilities
             Corp., Refunding Revenue Bonds, 5.50%
             (Original Issue Yield: 5.55%), 6/15/2004      AA-/Aa1  $   743,435
    550,000  New York State Local Government
             Assistance Corp., Revenue Bonds (Series
             A), 5.50% (Original Issue Yield: 5.55%),
             4/1/2006                                       A+/A3       585,206
    750,000  New York State Power Authority, Refunding
             Revenue Bonds (Series Y), 6.25% (Original
             Issue Yield: 6.70%), 1/1/2005                 AAA/Aaa      794,438
  1,000,000  New York State Thruway Authority, Revenue
             Bonds (Series A), 5.50% (AMBAC INS)/
             (Original Issue Yield: 5.55%), 4/1/2006       AAA/Aaa    1,067,480
  1,000,000  New York State Thruway Authority, Revenue
             Bonds, 5.40% (Original Issue Yield:
             5.50%), 4/1/2003                             BBB+/Baa1   1,041,850
    400,000  New York State Urban Development Corp.,
             Refunding Revenue Bonds, 5.50% (HUD
             Section 236 GTD), 7/1/2005                    AAA/Aaa      427,788
  2,500,000  New York State, GO UT Refunding Bonds
             (Series F), 5.00%, 9/15/2004                   A/A2      2,603,000


FTI Municipal Bond Fund
--------------------------------------------------------------------------------

 Principal                                                 Credit
   Amount                                                  Rating*     Value
-------------------------------------------------------------------------------
            Long-Term Municipals (continued)
            New York (continued)
 $  500,000  Triborough Bridge & Tunnel Authority, NY,
             Refunding Revenue Bonds (Series Y), 5.90%
             (Original Issue Yield: 5.95%), 1/1/2007       A+/Aa3   $   547,295
                                                                    -----------
            Total                                                    15,492,712
                                                                    -----------
            Oregon--1.7%
  1,000,000  Oregon State, GO LT, 6.75%, 5/1/2005           AA/Aa2    1,135,010
                                                                    -----------
            Pennsylvania--1.3%
    835,000  Delaware County, PA IDA, Refunding Revenue
             Bonds (Series A), 6.10%, 1/1/2005             A-/Baa2      871,423
                                                                    -----------
            Puerto Rico--0.8%
    500,000  Puerto Rico Electric Power Authority,
             Revenue Bond, 6.60% (MBIA INS)/(Original
             Issue Yield: 6.65%), 7/1/2001                 AAA/Aaa      529,370
                                                                    -----------
            Rhode Island--2.9%
    380,000  Rhode Island Housing & Mortgage Finance
             Corp., Refunding Revenue Bonds (Series 25-
             A), 4.95%, 10/1/2016                          AA+/Aa2      385,324
  1,500,000  Rhode Island State, GO UT, 4.30%,
             11/1/2000                                      AA-/A1    1,516,965
                                                                    -----------
            Total                                                     1,902,289
                                                                    -----------
            South Carolina--1.8%
  1,200,000  Charleston County, SC School District, GO
             UT, 4.00%, 2/1/2003                            AA/Aa1    1,204,224
                                                                    -----------
            Texas--12.3%
  1,375,000  Arlington, TX, GO UT, 4.80%, 8/15/2001         AA/Aa3    1,405,470
  1,030,000  Galena Park, TX Independent School
             District, GO UT Bonds, 6.25% (PSFG INS),
             8/15/2005                                      NR/Aaa    1,139,314

 Principal                                                 Credit
   Amount                                                  Rating*     Value
-------------------------------------------------------------------------------
            Long-Term Municipals (continued)
            Texas (continued)
 $  500,000  Garland, TX ISD, GO UT Refunding Bonds,
             4.00% (PSFG LOC)/
             (Original Issue Yield: 3.75%), 2/15/2002      AAA/Aaa  $   501,445
    500,000  Garland, TX, GO LT Refunding Bonds, 5.90%
             (Original Issue Yield: 6.00%), 8/15/2002       AA/Aa2      529,975
  1,430,000  Laredo, TX, Refunding Bonds, 5.125% (FGIC
             LOC)/(Original Issue Yield: 4.729%),
             8/15/2012                                     AAA/Aaa    1,440,067
    795,000  Plano ISD, TX, GO UT Bonds, 5.50% (PSFG
             INS), 2/15/2005                               AAA/Aaa      845,928
    990,000  San Antonio, TX Electric & Gas, Revenue
             Bonds, 5.00% (Original Issue Yield:
             5.25%), 2/1/2012                               AA/Aa1    1,004,335
     10,000  San Antonio, TX Electric & Gas, Revenue
             Bonds, 5.00%, 2/1/2012                          AA/NR       10,120
  1,225,000  Texas State, GO UT Refunding Bonds (Series
             A), 6.00% (Original Issue Yield: 6.10%),
             10/1/2006                                      AA/Aa2    1,350,379
                                                                    -----------
            Total                                                     8,227,033
                                                                    -----------
            Virginia--1.2%
    550,000  Portsmouth, VA, GO UT Refunding Bonds,
             5.35% (Original Issue Yield: 5.45%),
             8/1/2005                                       AA-/A3      582,879
    190,000  Virginia State Public School Authority, GO
             UT Bonds (Series B), 6.00%, 8/1/2005           AA/Aa2      209,982
                                                                    -----------
            Total                                                       792,861
                                                                    -----------


FTI Municipal Bond Fund
-------------------------------------------------------------------------------

 Principal                                               Credit
   Amount                                                Rating*     Value
-----------------------------------------------------------------------------
            Long-Term Municipals (continued)
            Washington--5.3%
 $  200,000  Clark County, WA Public Utilities
             District No. 001, Revenue Bonds, 6.00%
             (FGIC INS), 1/1/2008                        AAA/Aaa  $   219,752
  1,250,000  Snohomish County, WA School District No.
             2, GO UT Refunding Bonds (Series A),
             5.50% (MBIA INS), 12/1/2011                 AAA/Aaa    1,330,962
  1,750,000  Washington State, GO UT Bonds, 6.25%
             (Original Issue Yield: 6.35%), 2/1/2011     AA+/Aa1    1,978,830
                                                                  -----------
            Total                                                   3,529,544
                                                                  -----------
            Wisconsin--4.4%
  1,100,000  Wisconsin State Clean Water, Revenue
             Bonds (Series 1), 5.00%, 6/1/2010           AA+/Aa2    1,120,361

 Principal                                                Credit
   Amount                                                 Rating*    Value
-----------------------------------------------------------------------------
            Long-Term Municipals (continued)
            Wisconsin (continued)
 $1,065,000  Wisconsin State, GO UT Bonds (Series D),
             5.10%, 5/1/2011                              AA/Aa2  $ 1,087,003
    700,000  Wisconsin State, GO UT Refunding Bonds
             (Series 2), 5.40%, 5/1/2004                  AA/Aa2      736,456
                                                                  -----------
            Total                                                   2,943,820
                                                                  -----------
            Total Long-Term Municipals (identified cost
            $62,870,800)                                           64,037,253
                                                                  -----------
            Mutual Funds--3.0%
  1,743,000  Dreyfus Tax Exempt                                     1,743,000
    275,500  Merrill Lynch Tax Exempt Fund                            275,500
                                                                  -----------
            Total Mutual Funds (at amortized cost)                  2,018,500
                                                                  -----------
            Total Investments
             (identified cost $64,889,300)(1)                     $66,055,753
                                                                  ===========

(1) The cost of investments for federal tax purposes amounts to $64,889,300. The net unrealized appreciation of investments on a federal tax basis amounts to $1,166,453 which is comprised of $1,465,405 appreciation and $298,952 depreciation at May 31, 1999.
  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.
Note: The categories of investments are shown as a percentage of net assets ($66,749,822) at May 31, 1999.
The following acronyms are used throughout this portfolio:
AMBAC -- American Municipal Bond Assurance Corporation
COL -- Collateralized
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
GNMA -- Government National Mortgage Association
GO -- General Obligation
GTD -- Guaranty
HFA -- Housing Finance Authority
IDA -- Industrial Development Authority
INS -- Insured
ISD -- Independent School District
LOC -- Letter of Credit
LT -- Limited Tax
MBIA -- Municipal Bond Investors Assurance
PSFG -- Permanent School Fund Guarantee
UT -- Unlimited Tax
(See Notes which are an integral part of the Financial Statements)


FTI Funds
Statements of Assets and Liabilities
May 31, 1999 (unaudited)
--------------------------------------------------------------------------------

                                  Large
                              Capitalization
                                Growth and        Large                        Small                    Municipal
                                  Income     Capitalization  International Capitalization    Bond         Bond
                                 Fund (1)    Growth Fund (1)  Equity Fund   Equity Fund    Fund (1)     Fund (1)
-------------------------------------------------------------------------------------------------------------------
Assets:
Total investments in
securities at value            $96,057,375     $26,415,767    $74,058,275   $54,028,464   $69,948,672  $66,055,753
Income receivable                  196,788          15,092        214,450        18,862     1,129,855      959,576
Cash                                   480              --            994       402,674            --        1,315
Cash denominated in foreign
 currencies (identified cost
 $16,018)                               --              --         15,950            --            --           --
Receivable for investments
sold                             8,442,622         811,702             --     2,422,700     1,695,208           --
Deferred organizational
costs                                   --              --         17,287        17,291            --           --
                               -----------     -----------    -----------   -----------   -----------  -----------
 Total Assets                  104,697,265      27,242,561     74,306,956    56,889,991    72,773,735   67,016,644
                               -----------     -----------    -----------   -----------   -----------  -----------
Liabilities:
Payable for investments
purchased                      $ 8,982,304     $        --    $   708,629   $ 1,105,842   $ 1,697,722  $        --
Payable for taxes withheld           3,196              --         11,862            --            --           --
Income distribution payable             --              --             --            --       385,399      212,499
Accrued expenses                   104,896          18,343         76,600        83,806        65,691       54,323
                               -----------     -----------    -----------   -----------   -----------  -----------
 Total liabilities               9,090,396          18,343        797,091     1,189,648     2,148,812      266,822
                               -----------     -----------    -----------   -----------   -----------  -----------
Net Assets                     $95,606,869     $27,224,218    $73,509,865   $55,700,343   $70,624,923  $66,749,822
                               -----------     -----------    -----------   -----------   -----------  -----------
Net Assets Consist of:
Paid in capital                $37,261,084     $19,000,095    $66,381,303   $46,473,551   $72,106,985  $65,577,833
Net unrealized
 appreciation/(depreciation)
 of investments and
 translation of assets and
 liabilities in foreign
 currency                       46,352,880       6,464,296      6,512,901     6,669,798      (811,685)   1,166,453
Accumulated net realized
 gain/(loss) on investments
 and foreign currency
 transactions                   11,870,766       1,782,376        698,705     2,842,794      (672,393)       6,947
Undistributed net investment
 income/(net operating loss)       122,139         (22,549)       (83,044)     (285,800)        2,016       (1,411)
                               -----------     -----------    -----------   -----------   -----------  -----------
 Total Net Assets              $95,606,869     $27,224,218    $73,509,865   $55,700,343   $70,624,923  $66,749,822
                               ===========     ===========    ===========   ===========   ===========  ===========
Net Asset Per Share,
Offering Price and
Redemption Proceeds Per
Share                          $     10.70     $     10.38    $     13.89   $     15.04   $      9.72  $      9.83
                               ===========     ===========    ===========   ===========   ===========  ===========
Shares Outstanding               8,933,741       2,621,945      5,291,485     3,703,154     7,267,098    6,790,150
                               -----------     -----------    -----------   -----------   -----------  -----------
Investments, at identified
cost                           $49,704,495     $19,951,471    $67,480,428   $47,358,666   $70,760,357  $64,889,300
                               -----------     -----------    -----------   -----------   -----------  -----------
Investments, at tax cost       $49,704,495     $19,951,471    $67,480,428   $47,358,666   $70,760,357  $64,889,300
                               -----------     -----------    -----------   -----------   -----------  -----------

(1) Reflects operations for the period from December 11, 1998 (start of performance) to May 31, 1999.
(See Notes which are an integral part of the Financial Statements)


FTI Funds
Statements of Operations
Six Months Ended May 31, 1999 (unaudited)
--------------------------------------------------------------------------------

                               Large           Large
                          Capitalization   Capitalization                    Small                   Municipal
                            Growth and         Growth     International  Capitalization    Bond         Bond
                          Income Fund (1)    Fund (1)     Equity Fund     Equity Fund    Fund (1)    Fund (1)
----------------------------------------------------------------------------------------------------------------
Investment income:
Dividends                   $   706,346(2)   $   79,012     $ 522,116(3)   $   50,461   $   191,812  $       --
Interest                             --          21,801        12,333          66,864     1,707,861   1,247,413
                            -----------      ----------     ---------      ----------   -----------  ----------
 Total income                   706,346         100,813       534,449         117,325     1,899,673   1,247,413
Expenses:
Investment advisory fee         340,495          85,668       369,067         269,983       137,306     131,928
Administrative personnel
and services fee                 65,444          34,521        52,549          38,264        38,616      37,407
Custodian fees                   12,939           8,929        29,367          15,311         9,072       9,587
Transfer and dividend
 disbursing agent fees
 and expenses                     9,023           8,841         8,879           8,927         7,977       8,101
Directors' fees                   4,274           3,523         4,511           4,939         3,959       3,959
Auditing fees                     9,612           9,598         9,485          10,094         9,597       9,597
Legal fees                        3,841           3,589         2,233           3,481         3,827       3,827
Portfolio accounting
fees                             24,477          24,467        24,927          25,106        24,228      24,437
Share registration costs         19,511          10,711         6,418          10,640        12,178      10,609
Printing and postage              4,050           3,795         5,002           6,322         3,621       3,416
Insurance premiums                1,370           1,078         2,547           2,088         1,366       1,366
Miscellaneous                     3,104           3,071         7,094           7,970         3,104       3,104
                            -----------      ----------     ---------      ----------   -----------  ----------
 Total expenses                 498,140         197,791       522,079         403,125       254,851     247,338
Waivers and
Reimbursements:
Waiver of investment
advisory fee                         --              --            --              --            --     (32,726)
Waiver of custodian fee         (12,939)         (8,929)           --              --        (9,072)     (9,587)
Reimbursements of other
 operating expenses                  --         (65,500)      (83,322)             --            --          --
                            -----------      ----------     ---------      ----------   -----------  ----------
 Total Waivers and
 Reimbursements                 (12,939)        (74,429)      (83,322)             --        (9,072)    (42,313)
                            -----------      ----------     ---------      ----------   -----------  ----------
Net expenses                    485,201         123,362       438,757         403,125       245,779     205,025
                            -----------      ----------     ---------      ----------   -----------  ----------
Net investment income
(loss)                          221,145         (22,549)       95,692        (285,800)    1,653,894   1,042,388
                            -----------      ----------     ---------      ----------   -----------  ----------
Realized and Unrealized
Gain (Loss) on
Investments:
Net realized gain (loss)
on investments               11,870,766       1,782,376       922,001       5,556,052      (672,393)      6,947
Net change in unrealized
 appreciation
 (depreciation) of
 investments and
 translation of assets
 and liabilities in
 foreign currency            46,352,880       6,464,296      (833,828)      1,110,720      (811,685)  1,166,453
                            -----------      ----------     ---------      ----------   -----------  ----------
Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency            58,223,646       8,246,672        88,173       6,666,772    (1,484,078)  1,173,400
                            -----------      ----------     ---------      ----------   -----------  ----------
Change in net assets
 resulting from
 operations                 $58,444,791      $8,224,123     $ 183,865      $6,380,972   $   169,816  $2,215,788
                            ===========      ==========     =========      ==========   ===========  ==========

(1) Reflects operations for the period from December 11, 1998 (start of performance) to May 31, 1999.
(2) Net of foreign taxes withheld of $13,412.
(3) Net of foreign taxes withheld of $66,656.
(See Notes which are an integral part of the Financial Statements)





FTI Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                     Large Capitalization  Large Capitalization
                                    Growth and Income Fund     Growth Fund
                                    ---------------------- --------------------
                                         Period Ended          Period Ended
                                          31-May-99             31-May-99
                                        (unaudited)(1)        (unaudited)(1)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(net
operating loss)                          $    221,145          $   (22,549)
Net realized gain (loss) on
 investments
 and foreign currency transactions         11,870,766            1,782,376
Net change in unrealized
 appreciation/(depreciation)
 of investments and translation of
 assets
 and liabilities in foreign
 currency                                  46,352,880            6,464,296
                                         ------------          -----------
 Change in net assets resulting
 from operations                           58,444,791            8,224,123
                                         ------------          -----------
Distributions to Shareholders:
Distributions from net investment
income                                        (99,007)                  --
Distributions from net realized
 gain on
 investments and foreign currency
 transactions                                      --                   --
                                         ------------          -----------
 Change in net assets from
 distributions to shareholders                (99,007)                  --
                                         ------------          -----------
Share Transactions:
Proceeds from sale of shares               49,008,393           20,275,393
Net asset value of shares issued
 to shareholders
 in payment of distributions
 declared                                          --                   --
Cost of shares redeemed                   (11,747,308)          (1,275,298)
                                         ------------          -----------
 Change in net assets from share
 transactions                              37,261,085           19,000,095
                                         ------------          -----------
 Change in net assets                      95,606,869           27,224,218
Net Assets:
Beginning of period                                --                   --
                                         ------------          -----------
End of period                            $ 95,606,869          $27,224,218
                                         ============          ===========
Undistributed net investment
 income/(net operating loss)
 included in net assets at end of
 period                                  $    122,139          $   (22,549)
                                         ============          ===========
Net gain (loss) as computed for
federal tax purposes                     $ 11,870,766          $ 1,782,376
                                         ============          ===========

(1) Reflects operations for the period from December 11, 1998 (start of performance) to May 31, 1999.
(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------

       International           Small Capitalization                      Municipal
       Equity Fund                 Equity Fund            Bond Fund      Bond Fund
 -------------------------   -------------------------  -------------- --------------
 Six Months       Year       Six Months       Year          Period         Period
    Ended         Ended         Ended        Ended          Ended          Ended
  31-May-99   November 30,    31-May-99   November 30,    31-May-99      31-May-99
 (unaudited)      1998       (unaudited)      1998      (unaudited)(1) (unaudited)(1)
-------------------------------------------------------------------------------------
 $    95,692   $   168,610   $  (285,800) $   (484,090)  $  1,653,894   $ 1,042,388
     922,001       373,175     5,556,052    (2,675,666)      (672,393)        6,947
    (833,828)    3,302,983     1,110,720       630,545       (811,685)    1,166,453
 -----------   -----------   -----------  ------------   ------------   -----------
     183,865     3,844,768     6,380,972    (2,529,211)       169,816     2,215,788
 -----------   -----------   -----------  ------------   ------------   -----------
          --      (469,709)           --            --     (1,651,878)   (1,043,800)
          --            --            --    (1,026,646)            --            --
 -----------   -----------   -----------  ------------   ------------   -----------
          --      (469,709)           --    (1,026,646)    (1,651,878)   (1,043,800)
 -----------   -----------   -----------  ------------   ------------   -----------
   9,075,535    39,754,427     8,227,636    19,724,465     77,731,474    72,125,325
          --       102,144            --       356,395            150            --
 (10,194,808)   (9,655,858)   (5,141,071)  (10,797,899)    (5,624,639)   (6,547,491)
 -----------   -----------   -----------  ------------   ------------   -----------
  (1,119,273)   30,200,713     3,086,565     9,282,961     72,106,985    65,577,834
 -----------   -----------   -----------  ------------   ------------   -----------
    (935,408)   33,575,772     9,467,537     5,727,104     70,624,923    66,749,822
  74,445,273    40,869,501    46,232,806    40,505,702             --            --
 -----------   -----------   -----------  ------------   ------------   -----------
 $73,509,865   $74,445,273   $55,700,343  $ 46,232,806   $ 70,624,923   $66,749,822
 ===========   ===========   ===========  ============   ============   ===========
 $   (83,044)           --   $  (285,800)           --   $      2,016   $    (1,411)
 ===========   ===========   ===========  ============   ============   ===========
 $   922,001   $ 1,026,551   $ 5,556,052  $ (1,893,312)  $   (672,393)  $     6,947
 ===========   ===========   ===========  ============   ============   ===========


FTI Funds
Financial Highlights
-------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                                     Distributions
                                              Net Realized                              from Net
                                   Net       and Unrealized                          Realized Gains
                      Net Asset Investment   Gain/(Loss) on            Distributions on Investments
                       Value,    Income/      Investments   Total from   from Net     and Foreign
Year Ended            Beginning (Operating    and Foreign   Investment  Investment      Currency
November 30,          of Period   Loss)         Currency    Operations    Income      Transactions
-------------------------------------------------------------------------------------------------------
Large Capitalization Growth
and Income Fund
1999(1)                $10.00      0.03           0.68         0.71        (0.01)           --
Large Capitalization
Growth Fund
1999(1)                $10.00     (0.01)          0.39         0.38           --            --
International Equity
Fund
1996(3)                $10.00      0.01(2)        0.99         1.00        (0.01)           --
1997                   $10.99      0.02           1.39         1.41        (0.20)           --
1998                   $12.20      0.04           1.73         1.77        (0.12)           --
1999(7)                $13.85      0.02           0.02         0.04           --            --
Small Capitalization
Equity Fund
1996(3)                $10.00     (0.04)          2.12         2.08           --            --
1997                   $12.08     (0.09)          2.38         2.29           --            --
1998                   $14.37     (0.15)(2)      (0.61)       (0.76)          --         (0.35)
1999(7)                $13.26     (0.08)          1.86         1.78           --            --
Bond Fund
1999(1)                $10.00      0.27          (0.28)       (0.01)       (0.27)           --
Municipal Bond Fund
1999(1)                $10.00      0.18          (0.17)        0.01        (0.18)           --


(1) Reflects operations for the period from December 11, 1998 (start of performance) to May 31, 1999 (unaudited).

(2) Per share information is based on average shares outstanding.

(3) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(4) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(5) During the period, certain fees were voluntarily waived and reimbursed. If such waivers and reimbursements had not occurred, the ratios would have been as indicated.

(6) Computed on an annualized basis.

(7) For the six months ended May 31, 1999 (unaudited).

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------

                                               Ratios to Average Net Assets
                                   ---------------------------------------------------------
               Net Asset                                                           Net
                Value,                            Net                          Investment     Net Assets,
    Total       End of     Total               Investment       Expenses         Income      End of Period Portfolio
Distributions   Period   Return(4) Expense(5)  Income(5)     (after waivers) (after waivers) (000 omitted) Turnover
--------------------------------------------------------------------------------------------------------------------
    (0.01)      $10.70      7.11%     1.07%(6)    0.46%(6)        1.04%(6)         0.49%(6)     $95,607        42%
       --       $10.38      3.80%     1.74%(6)   (0.85%)(6)       1.08%(6)        (0.20%)(6)    $27,224        38%
    (0.01)      $10.99     10.04%     4.73%(6)   (3.00%)(6)       1.68%(6)         0.05%(6)     $12,065        29%
    (0.20)      $12.20     13.01%     1.73%       0.00%           1.60%            0.13%        $40,869        55%
    (0.12)      $13.85     14.61%     1.49%       0.17%           1.39%            0.27%        $74,445        68%
       --       $13.89      0.29%     1.42%(6)    0.03%(6)        1.20%(6)         0.26%(6)     $73,510        39%
       --       $12.08     20.80%     3.01%(6)   (2.19%)(6)       1.50%(6)        (0.68%)(6)    $19,318        94%
       --       $14.37     18.96%     1.74%      (1.13%)          1.50%           (0.89%)       $40,505       111%
    (0.35)      $13.26     (5.34%)    1.51%      (1.09%)          1.50%           (1.08%)       $46,233       158%
       --       $15.04     13.42%     1.50%(6)   (1.06%)(6)       1.42%(6)        (0.98%)(6)    $55,700        85%
    (0.27)       $9.72     (0.09%)    0.93%(6)    5.99%(6)        0.90%(6)         6.02%(6)     $70,625       120%
    (0.18)       $9.83      0.11%     0.94%(6)    3.79%(6)        0.78%(6)         3.95%(6)     $66,750        14%



FTI Funds
Notes to Financial Statements
May 31, 1999 (unaudited)
-------------------------------------------------------------------------------


(1) Organization

FTI Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust now consists of six diversified portfolios, four additions to the Trust (FTI Large Capitalization Growth and Income Fund, FTI Large Capitalization Growth Fund, FTI Bond Fund and FTI Municipal Bond Fund) began operations on December 11, 1998 (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

                Portfolio Name                                 Investment Objective
                --------------                                 --------------------
FTI Large Capitalization Growth and Income     To provide long-term growth of principal and income.
 Fund
 ("Large Capitalization Growth and Income
 Fund")

FTI Large Capitalization Growth Fund           To provide long-term growth of principal.
 ("Large Capitalization Growth Fund")

FTI International Equity Fund                  To provide growth of principal.
 ("International Equity Fund")

FTI Small Capitalization Equity Fund           To provide growth of principal.
 ("Small Capitalization Equity Fund")

FTI Bond Fund ("Bond Fund")                    To provide total return with emphasis on income.

FTI Municipal Bond Fund                        To provide total return with emphasis on income.
 ("Municipal Bond Fund")

The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock


FTI Funds
-------------------------------------------------------------------------------

  Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest and dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

  At November 30, 1998, International Equity Fund and Small Capitalization Equity Fund, for federal tax purposes, had a capital loss carryforward, as noted below, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                     Expiring  Expiring
   Fund                              in 2005   in 2006
   --------------------------------  -------- ----------
   International Equity Fund         $204,887 $       --
   --------------------------------
   Small Capitalization Equity Fund        --  1,893,312
   --------------------------------

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.



FTI Funds
-------------------------------------------------------------------------------

  Deferred Expenses--The costs incurred by International Equity Fund and Small Capitalization Equity Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  Foreign Exchange Contracts--The Funds may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Funds' securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At May 31, 1999, the Funds had no outstanding foreign currency commitments.

  Foreign Currency Translation--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held in the Bond Fund at May 31, 1999 is as follows:

   Security                Acquisition Date Acquisition Cost
   ----------------------  ---------------- ----------------
   TRW, Inc., Note, 6.50%     5/26/1999        $1,697,722
   ----------------------



FTI Funds
-------------------------------------------------------------------------------

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                    Large Capitalization  Large Capitalization
                                   Growth and Income Fund     Growth Fund
                                   ---------------------- --------------------
                                        Period Ended          Period Ended
                                      May 31, 1999(1)       May 31, 1999(1)
---------------------------------  ---------------------- --------------------
Shares sold                              10,055,159            2,740,081
---------------------------------
Shares issued to shareholders in
payment of distributions declared            --                    --
---------------------------------
Shares redeemed                          (1,121,418)            (118,136)
---------------------------------        ----------            ---------
 Net change resulting from share
 transactions                             8,933,741            2,621,945
---------------------------------        ==========            =========

                                                       Small Capitalization
                         International Equity Fund         Equity Fund
                         -------------------------- --------------------------
                          Six Months    Year Ended   Six Months    Year Ended
                         Ended May 31, November 30, Ended May 31, November 30,
                             1999          1998         1999          1998
------------------------ ------------- ------------ ------------- ------------
Shares sold                 636,046     2,741,492      560,778     1,440,048
------------------------
Shares issued to
shareholders in payment
of distributions
declared                      --            8,057        --           26,577
------------------------
Shares redeemed            (720,762)     (723,136)    (343,327)     (798,731)
------------------------   --------     ---------     --------     ---------
 Net change resulting
 from share transactions    (84,716)    2,026,413      217,451       667,894
------------------------   ========     =========     ========     =========

(1) Reflects operations for the period from December 11, 1998 (start of performance) to May 31, 1999.


FTI Funds
-------------------------------------------------------------------------------


                                             Bond Fund    Municipal Bond Fund
                                          --------------- -------------------
                                           Period Ended      Period Ended
                                          May 31, 1999(1)   May 31, 1999(1)
----------------------------------------  --------------- -------------------
Shares sold                                  7,837,411         7,446,874
----------------------------------------
Shares issued to shareholders in payment
of distributions declared                           15            --
----------------------------------------
Shares redeemed                               (570,328)         (656,724)
----------------------------------------     ---------         ---------
 Net change resulting from share
 transactions                                7,267,098         6,790,150
----------------------------------------     =========         =========

(1) Reflects operations for the period from December 11, 1998 (start of performance) to May 31, 1999.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fiduciary International, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of the Funds' average daily net assets as follows:

                                                Investment Advisory
   Fund                                           Fee Percentage
   -------------------------------------------  -------------------
   Large Capitalization Growth and Income Fund         0.75%
   -------------------------------------------
   Large Capitalization Growth Fund                    0.75%
   -------------------------------------------
   International Equity Fund                           1.00%
   -------------------------------------------
   Small Capitalization Equity Fund                    1.00%
   -------------------------------------------
   Bond Fund                                           0.50%
   -------------------------------------------
   Municipal Bond Fund                                 0.50%
   -------------------------------------------

The Adviser may voluntarily choose to reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this reimbursement at any time at its sole discretion.

Administrative Fee--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of average daily net assets, annually, to compensate Edgewood Services, Inc.

For the period ended May 31, 1999, the Funds did not incur a distribution services fee.



FTI Funds
-------------------------------------------------------------------------------

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Fiduciary International, Inc. ("FII"), the Funds will pay FII up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FII is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended May 31, 1999, the Funds did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following each Fund's effective date. For the period ended May 31, 1999, the Funds amortized organizational expenses as follows:

                                        Initial     Organizational
                                     Organizational    Expenses
   Fund                                 Expenses      Amortized
   --------------------------------  -------------- --------------
   International Equity Fund            $34,072         $3,443
   --------------------------------
   Small Capitalization Equity Fund     $34,076         $3,443
   --------------------------------

General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1999, were as follows:

   Fund                                          Purchases      Sales
   -------------------------------------------  ------------ -----------
   Large Capitalization Growth and Income Fund  $ 71,935,958 $35,562,960
   -------------------------------------------
   Large Capitalization Growth Fund             $ 24,815,460 $ 7,834,357
   -------------------------------------------
   International Equity Fund                    $ 28,486,113 $30,244,760
   -------------------------------------------
   Small Capitalization Equity Fund             $ 42,941,003 $42,751,677
   -------------------------------------------
   Bond Fund                                    $131,271,646 $60,547,290
   -------------------------------------------
   Municipal Bond Fund                          $ 69,738,247 $ 6,802,210
   -------------------------------------------



FTI Funds
-------------------------------------------------------------------------------

(6) Concentration of Credit Risk

Concentration of Credit Risk--International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1999, the diversification of industries for International Equity Fund was as follows:

                             % of                                             % of
Industry                  Net Assets Industry                              Net Assets
--------                  ---------- --------                              ----------
Appliances & Household
Durables                      1.3%   Food & Household Products                 4.2%
Automobile                    1.7%   Health & Personal Care                    8.8%
Banking                      22.0%   Insurance                                 1.9%
Broadcasting &
Publishing                    3.2%   Machinery & Engineering                   1.0%
Business & Public
Services                     11.9%   Merchandising                             3.6%
Data Processing &
Reproduction                  2.0%   Miscellaneous Materials & Commodities     1.9%
Electrical & Electronics      4.8%   Multi-Industry                            1.9%
Electronic Components,
Instruments                   5.2%   Telecommunications Services              14.3%
Energy Sources                5.4%   Utilities--Electrical & Gas               3.5%
Financial Services            2.1%

(7) Year 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.


Trustees                                  Officers
-------------------------------------------------------------------------------
Peter A. Aron                             Edward C. Gonzales
Nancy L. Close                             Chairman, President and Treasurer
Edward C. Gonzales                        Jeffrey W. Sterling
James C. Goodfellow                        Vice President and Assistant
Burton J. Greenwald                        Treasurer
                                          Timothy S. Johnson
                                           Secretary
                                          Victor R. Siclari
                                           Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.